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Exhibit 99.1

SIMON PROPERTY GROUP

EARNINGS RELEASE & SUPPLEMENTAL INFORMATION
UNAUDITED SECOND QUARTER 2015

(1)
Includes reconciliation of consolidated net income to funds from operations.

2Q 2015 SUPPLEMENTAL	1

EARNINGS RELEASE

Contacts:		FOR IMMEDIATE RELEASE
Tom Ward	317-685-7330 Investors
Les Morris	317-263-7711 Media

SIMON PROPERTY GROUP REPORTS SECOND QUARTER 2015 RESULTS AND RAISES QUARTERLY DIVIDEND AND
FULL YEAR 2015 GUIDANCE

INDIANAPOLIS, July 24, 2015 - Simon, a leading global retail real estate company, today reported results for the quarter ended June 30, 2015.

RESULTS FOR THE QUARTER 1

•
Funds from Operations ("FFO") was $955.4 million, or $2.63 per diluted share, as compared to $783.8 million, or $2.16 per diluted share, in the prior year period, a 21.8% increase. Included in the second quarter 2015 results is $80.2 million, or $0.22 per diluted share, related to a gain upon sale of marketable securities. The second quarter 2014 results include a net contribution of $0.05 per diluted share from the Washington Prime Group Inc. ("WPG") properties that were spun-off effective May 28, 2014.

•
Net income attributable to common stockholders was $472.9 million, or $1.52 per diluted share, as compared to $406.6 million, or $1.31 per diluted share, in the prior year period.

•
Growth in comparable FFO per diluted share for the three months ended June 30, 2015 was 14.2%.

RESULTS FOR THE SIX MONTHS 1

•
Funds from Operations ("FFO") was $1.786 billion, or $4.92 per diluted share, as compared to $1.649 billion, or $4.54 per diluted share, in the prior year period.

•
Net income attributable to common stockholders was $835.1 million, or $2.69 per diluted share, as compared to $748.2 million, or $2.41 per diluted share, in the prior year period.

•
Growth in comparable FFO per diluted share for the six months ended June 30, 2015 was 10.8%.

1
For a reconciliation of FFO and net income per diluted share on a comparable basis, please see Footnote H of the Footnotes to Unaudited Reconciliation of Non-GAAP Financial Measures.

2Q 2015 SUPPLEMENTAL	2

EARNINGS RELEASE

"This was an excellent quarter for Simon, with strong financial and operational performance," said David Simon, Chairman and CEO. "Our growing development and redevelopment opportunities position us to continue to deliver strong results for our stockholders. Based upon our results to date and expectations for the remainder of 2015, we are once again raising our quarterly dividend and increasing our full-year 2015 guidance."

U.S. MALLS AND PREMIUM OUTLETS OPERATING STATISTICS

	AS OF JUNE 30,
			YEAR-OVER-YEAR CHANGE
	2015	2014
Occupancy (1)	96.1%	96.5%	–40 bps
Base Minimum Rent per sq. ft. (1)	$48.07	$45.83	+4.9%
Releasing Spread per sq. ft. (1)(2)	$10.87	$11.06	–$0.19
Releasing Spread (percentage change) (1)(2)	18.4%	20.0%	–160 bps
Total Sales per sq. ft. (3)	$620	$608	+2.0%
(1)
Represents mall stores in Malls and all owned square footage in Premium Outlets.
(2)
Same space measure that compares opening and closing rates on individual spaces leased during trailing 12-month period.
(3)
Trailing 12-month sales per square foot for mall stores less than 10,000 square feet in Malls and all owned square footage in Premium Outlets.

COMPARABLE PROPERTY NET OPERATING INCOME

Comparable property NOI growth for the three months ended June 30, 2015 was 3.6%. The growth for the six months ended June 30, 2015 was 3.5%. Comparable properties include U.S. Malls, Premium Outlets and The Mills.

DIVIDENDS

Today Simon's Board of Directors declared a quarterly common stock dividend of $1.55 per share. This is a 19.2% increase year-over-year and an increase of $0.05 or 3.3% from the previous quarter. The dividend will be payable on August 31, 2015 to stockholders of record on August 17, 2015.

Simon's Board of Directors also declared the quarterly dividend on its 8 3/8% Series J Cumulative Redeemable Preferred Stock (NYSE: SPGPrJ) of $1.046875 per share, payable on September 30, 2015 to stockholders of record on September 16, 2015.

DEVELOPMENT ACTIVITY

During the quarter, we completed a 140,000 square foot expansion of Las Vegas North Premium Outlets, one of the most productive and well-known outlet centers in North America; and a 130,000 square foot expansion of Shisui Premium Outlets, a highly productive center in Shisui (Chiba), Japan.

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EARNINGS RELEASE

Construction continues on three new Premium Outlets opening in 2015:

•
Gloucester Premium Outlets in Gloucester, New Jersey, serving the greater Philadelphia metropolitan area, is a 375,000 square foot center scheduled to open in August. Simon owns a 50% interest in this project.

•
Tucson Premium Outlets is a 366,000 square foot center scheduled to open in October. Simon owns 100% of this project.

•
Tampa Premium Outlets is a 441,000 square foot center scheduled to open in October. Simon owns 100% of this project.

Construction continues on other significant expansion projects including Roosevelt Field, Del Amo Fashion Center, King of Prussia, The Galleria in Houston, Woodbury Common Premium Outlets, San Francisco Premium Outlets and Chicago Premium Outlets.

At quarter-end, redevelopment and expansion projects, including the addition of new anchors, were underway at 28 properties in the U.S. Simon's share of the costs of all development and redevelopment projects under construction at quarter-end was approximately $2.3 billion.

During the second quarter, construction started on two significant new development projects:

•
The Shops at Clearfork in Fort Worth, Texas - 590,000 square foot center projected to open in February 2017. Simon owns a 45% interest in this project.

•
A 355,000 square foot upscale outlet center located in Columbus, Ohio projected to open in June 2016. Simon owns a 50% interest in this project.

We entered into a partnership to jointly develop the 500,000 square foot retail component to Brickell City Centre in Miami, Florida, projected to open in September 2016. Simon owns a 25% interest in this project.

In addition, Vancouver Designer Outlet in Vancouver, British Columbia, Canada opened on July 9th. The center serves the greater Vancouver metropolitan market with 242,000 square feet of high-quality, name brand stores. Simon owns a 45% interest in this center.

JOINT VENTURE TRANSACTION

During the second quarter, we created a joint venture with Sears Holdings Corporation that includes 10 Sears stores located at our malls. Sears Holdings subsequently sold its interest in the joint venture to Seritage Growth Properties. Sears Holdings is leasing and continues to operate the existing stores at the properties and the joint venture will have the ability to create additional value through re-developing the contributed properties and re-leasing space at each property to third-party tenants. In July, we purchased 1,125,760 Seritage Growth Properties common shares at $29.58 per share.

In addition to the joint venture, we separately acquired a Sears store at the La Plaza Mall in McAllen, Texas.

FINANCING ACTIVITY

The Company was active in the secured debt markets in the first half of the year continuing to lower our effective borrowing costs. We closed on seven new loans totaling approximately $2.4 billion, or the non-U.S. dollar equivalent thereof, of which SPG's share is $1.2 billion. The weighted average interest rate on these loans is 2.9% and term is 8.0 years.

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EARNINGS RELEASE

As of June 30, 2015, Simon had over $5.5 billion of liquidity consisting of cash on hand, including its share of joint venture cash, and its available revolving credit facility capacity.

COMMON STOCK REPURCHASE PROGRAM

On April 2nd, the Company announced that its Board of Directors authorized a common stock repurchase program. Under the program, the Company may purchase up to $2 billion of its common stock over the next 24 months as market conditions warrant. The shares may be purchased in the open market or in privately negotiated transactions.

During the quarter ended June 30, 2015, the Company invested $505.7 million for the purchase of 1,903,340 shares of its common stock and 944,359 limited partnership units.

2015 GUIDANCE

Today, the Company is raising both the low and high ends of its previously provided full year 2015 FFO range and currently estimates a range of $10.02 to $10.07 per diluted share for the year ending December 31, 2015, with net income to be within a range of $5.47 to $5.52 per diluted share.

The following table provides the reconciliation for the expected range of estimated net income available to common stockholders per diluted share to estimated FFO per diluted share:

For the year ending December 31, 2015

	LOW END	HIGH END
Estimated net income available to common stockholders per diluted share *	$5.47	$5.52
Depreciation and amortization including Simon's share of unconsolidated entities	4.60	4.60
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, net	(0.05)	(0.05)

Estimated FFO per diluted share *	$10.02	$10.07

*
Includes $0.22 of a gain upon the sale of marketable securities.

CONFERENCE CALL

Simon will hold a conference call to discuss the quarterly financial results today at 11:00 a.m. Eastern Time, Friday, July 24, 2015. A live webcast of the conference call will be accessible in listen-only mode at investors.simon.com. An audio replay of the conference call will be available until July 31, 2015. To access the audio replay, dial 1-888-286-8010 (international 617-801-6888) passcode 52068250.

SUPPLEMENTAL MATERIALS AND WEBSITE

Supplemental information on our second quarter 2015 performance is available at investors.simon.com. This information has also been furnished to the SEC in a current report on Form 8-K.

2Q 2015 SUPPLEMENTAL	5

EARNINGS RELEASE

We routinely post important information online at our investor relations website, investors.simon.com. We use this website, press releases, SEC filings, quarterly conference calls, presentations and webcasts to disclose material, non-public information in accordance with Regulation FD. We encourage members of the investment community to monitor these distribution channels for material disclosures. Any information accessed through our website is not incorporated by reference into, and is not a part of, this document.

NON-GAAP FINANCIAL MEASURES

This press release includes FFO, FFO per share, comparable FFO per share, comparable earnings per share and comparable property net operating income growth, which are financial performance measures not defined by generally accepted accounting principles in the United States ("GAAP"). Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are included in this press release and in Simon's supplemental information for the quarter. FFO and comparable property net operating income growth are financial performance measures widely used in the REIT industry. Our definitions of these non-GAAP measures may not be the same as similar measures reported by other REITs.

FORWARD-LOOKING STATEMENTS

Certain statements made in this press release may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to: the Company's ability to meet debt service requirements, the availability and terms of financing, changes in the Company's credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, changes in value of investments in foreign entities, the ability to hedge interest rate and currency risk, risks associated with the acquisition, development, expansion, leasing and management of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic conditions, changes in market rental rates, security breaches that could compromise our information technology or infrastructure or personally identifiable data of customers of our retail properties, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, the intensely competitive market environment in the retail industry, costs of common area maintenance, risks related to international activities, insurance costs and coverage, the loss of key management personnel, terrorist activities, changes in economic and market conditions and maintenance of our status as a real estate investment trust. The Company discusses these and other risks and uncertainties under the heading "Risk Factors" in our annual and quarterly reports filed with the SEC. The Company undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise unless required by law.

ABOUT SIMON

Simon is a global leader in retail real estate ownership, management and development and a S&P100 company (Simon Property Group, NYSE:SPG). Our industry-leading retail properties and investments across North America, Europe and Asia provide shopping experiences for millions of consumers every day and generate billions in annual retail sales. For more information, visit simon.com.

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EARNINGS RELEASE

Simon Property Group, Inc. and Subsidiaries
Unaudited Consolidated Statements of Operations
(Dollars in thousands, except per share amounts)

	FOR THE THREE MONTHS ENDED JUNE 30,		FOR THE SIX MONTHS ENDED JUNE 30,
	2015	2014	2015	2014
REVENUE:
Minimum rent	$768,138	$728,486	$1,521,583	$1,450,768
Overage rent	37,029	39,160	75,986	70,834
Tenant reimbursements	364,309	342,250	704,479	667,721
Management fees and other revenues	40,027	34,142	75,106	64,749
Other income	139,607	37,944	188,191	84,932

Total revenue	1,349,110	1,181,982	2,565,345	2,339,004

EXPENSES:
Property operating	99,841	92,630	199,598	187,577
Depreciation and amortization	295,778	287,214	583,883	567,708
Real estate taxes	106,487	99,396	213,374	193,699
Repairs and maintenance	22,676	21,656	52,410	51,421
Advertising and promotion	41,215	38,149	59,971	60,768
Provision for credit losses	2,685	2,442	6,533	6,866
Home and regional office costs	39,346	44,958	75,250	80,246
General and administrative	15,345	15,599	30,344	30,454
Other	23,352	18,407	42,426	37,769

Total operating expenses	646,725	620,451	1,263,789	1,216,508

OPERATING INCOME	702,385	561,531	1,301,556	1,122,496
Interest expense	(230,974)	(254,930)	(463,147)	(509,164)
Income and other taxes	(3,420)	(6,626)	(9,781)	(13,489)
Income from unconsolidated entities	70,196	55,764	135,068	112,842
Gain upon acquisition of controlling interests and sale or disposal of assets and interests in unconsolidated entities, net	16,339	133,870	16,339	136,525

Consolidated income from continuing operations	554,526	489,609	980,035	849,210
Discontinued operations and gain on disposal	–	26,022	–	67,524
Discontinued operations transaction expenses	–	(38,163)	–	(38,163)

CONSOLIDATED NET INCOME	554,526	477,468	980,035	878,571
Net income attributable to noncontrolling interests	80,748	70,047	143,248	128,667
Preferred dividends	834	834	1,669	1,669

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$472,944	$406,587	$835,118	$748,235

BASIC AND DILUTED EARNINGS PER COMMON SHARE:
Income from continuing operations	$1.52	$1.34	$2.69	$2.33
Discontinued operations	–	(0.03)	–	0.08

Net income attributable to common stockholders	$1.52	$1.31	$2.69	$2.41

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Simon Property Group, Inc. and Subsidiaries
Unaudited Consolidated Balance Sheets
(Dollars in thousands, except share amounts)

	JUNE 30, 2015	DECEMBER 31, 2014
ASSETS:
Investment properties at cost	$32,898,773	$31,318,532
Less - accumulated depreciation	9,409,100	8,950,747

	23,489,673	22,367,785
Cash and cash equivalents	565,657	612,282
Tenant receivables and accrued revenue, net	537,172	580,197
Investment in unconsolidated entities, at equity	2,353,339	2,378,800
Investment in Klepierre, at equity	1,803,746	1,786,477
Deferred costs and other assets	1,333,944	1,806,789

Total assets	$30,083,531	$29,532,330

LIABILITIES:
Mortgages and unsecured indebtedness	$22,070,777	$20,852,993
Accounts payable, accrued expenses, intangibles, and deferred revenues	1,215,444	1,259,681
Cash distributions and losses in partnerships and joint ventures, at equity	1,344,028	1,167,163
Other liabilities	248,596	275,451

Total liabilities	24,878,845	23,555,288

Commitments and contingencies
Limited partners' preferred interest in the Operating Partnership	25,537	25,537
EQUITY:
Stockholders' Equity
Capital stock (850,000,000 total shares authorized, $0.0001 par value, 238,000,000 shares of excess common stock, 100,000,000 authorized shares of preferred stock):
Series J 8 3/8% cumulative redeemable preferred stock, 1,000,000 shares authorized, 796,948 issued and outstanding with a liquidation value of $39,847	43,898	44,062
Common stock, $0.0001 par value, 511,990,000 shares authorized, 314,807,366 and 314,320,664 issued and outstanding, respectively	31	31
Class B common stock, $0.0001 par value, 10,000 shares authorized, 8,000 issued and outstanding	–	–
Capital in excess of par value	9,357,567	9,422,237
Accumulated deficit	(4,274,289)	(4,208,183)
Accumulated other comprehensive loss	(246,575)	(61,041)
Common stock held in treasury at cost, 5,397,729 and 3,540,754 shares, respectively	(437,751)	(103,929)

Total stockholders' equity	4,442,881	5,093,177
Noncontrolling interests	736,268	858,328

Total equity	5,179,149	5,951,505

Total liabilities and equity	$30,083,531	$29,532,330

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EARNINGS RELEASE

Simon Property Group, Inc. and Subsidiaries
Unaudited Joint Venture Statements of Operations
(Dollars in thousands)

	FOR THE THREE MONTHS ENDED JUNE 30,		FOR THE SIX MONTHS ENDED JUNE 30,
	2015	2014	2015	2014
REVENUE:
Minimum rent	$443,485	$427,899	$877,266	$852,684
Overage rent	41,342	41,589	92,522	90,386
Tenant reimbursements	199,142	193,006	393,629	385,799
Other income	61,545	61,929	115,539	174,635

Total revenue	745,514	724,423	1,478,956	1,503,504
OPERATING EXPENSES:
Property operating	132,257	131,643	263,061	293,064
Depreciation and amortization	148,607	142,047	290,265	294,195
Real estate taxes	56,477	52,797	115,051	107,588
Repairs and maintenance	17,086	15,944	37,447	35,585
Advertising and promotion	17,388	17,113	34,090	35,923
Provision for credit losses	1,296	970	3,149	4,078
Other	38,924	44,554	83,351	97,483

Total operating expenses	412,035	405,068	826,414	867,916

OPERATING INCOME	333,479	319,355	652,542	635,588
Interest expense	(149,041)	(150,059)	(296,062)	(301,696)

INCOME FROM CONTINUING OPERATIONS	184,438	169,296	356,480	333,892
Income from operations of discontinued joint venture interests	–	2,094	–	5,079
Gain on sale or disposal of assets and interests in unconsolidated entities	35,779	–	35,779	–

NET INCOME	$220,217	$171,390	$392,259	$338,971

THIRD-PARTY INVESTORS' SHARE OF NET INCOME	$112,763	$88,217	$201,877	$177,530

OUR SHARE OF NET INCOME	107,454	83,173	190,382	161,441
AMORTIZATION OF EXCESS INVESTMENT (A)	(24,387)	(24,383)	(48,541)	(49,981)
OUR SHARE OF LOSS FROM UNCONSOLIDATED DISCONTINUED OPERATIONS	–	(307)	–	(652)
OUR SHARE OF GAIN ON SALE OR DISPOSAL OF ASSETS AND INTERESTS IN UNCONSOLIDATED ENTITIES, NET	(16,339)	–	(16,339)	–

INCOME FROM UNCONSOLIDATED ENTITIES (B)	$66,728	$58,483	$125,502	$110,808

Note:
The above financial presentation does not include any information related to our investment in Klépierre S.A. ("Klépierre").
For additional information, see footnote B.

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Simon Property Group, Inc. and Subsidiaries
Unaudited Joint Venture Balance Sheets
(Dollars in thousands)

	JUNE 30, 2015	DECEMBER 31, 2014
Assets:
Investment properties, at cost	$16,790,264	$16,087,282
Less - accumulated depreciation	5,611,016	5,457,899

	11,179,248	10,629,383
Cash and cash equivalents	885,430	993,178
Tenant receivables and accrued revenue, net	333,033	362,201
Investment in unconsolidated entities, at equity	–	11,386
Deferred costs and other assets	533,447	536,600

Total assets	$12,931,158	$12,532,748

LIABILITIES AND PARTNERS' DEFICIT:
Mortgages	$13,801,561	$13,272,557
Accounts payable, accrued expenses, intangibles, and deferred revenue	940,309	1,015,334
Other liabilities	386,277	493,718

Total liabilities	15,128,147	14,781,609
Preferred units	67,450	67,450
Partners' deficit	(2,264,439)	(2,316,311)

Total liabilities and partners' deficit	$12,931,158	$12,532,748

OUR SHARE OF:
Partners' deficit	$(820,782)	$(663,700)
Add: Excess Investment (A)	1,830,093	1,875,337

Our net Investment in unconsolidated entities, at equity	$1,009,311	$1,211,637

Note:
The above financial presentation does not include any information related to our investment in Klépierre.
For additional information, see footnote B attached hereto.

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Simon Property Group, Inc. and Subsidiaries
Unaudited Reconciliation of Non-GAAP Financial Measures (C)
(Amounts in thousands, except per share amounts)

Reconciliation of Consolidated Net Income to FFO
	FOR THE THREE MONTHS ENDED JUNE 30,		FOR THE SIX MONTHS ENDED JUNE 30,
	2015	2014	2015	2014
Consolidated Net Income (D)	$554,526	$477,468	$980,035	$878,571
Adjustments to Arrive at FFO:
Depreciation and amortization from consolidated properties	291,853	314,500	576,080	637,104
Our share of depreciation and amortization from unconsolidated entities, including Klépierre	128,184	128,461	252,068	275,718
Gain upon acquisition of controlling interests and sale or disposal of assets and interests in unconsolidated entities, net	(16,339)	(133,870)	(16,339)	(136,767)
Net income attributable to noncontrolling interest holders in properties	(609)	(447)	(1,298)	(970)
Noncontrolling interests portion of depreciation and amortization	(946)	(966)	(1,833)	(1,864)
Preferred distributions and dividends	(1,313)	(1,313)	(2,626)	(2,626)

FFO of the Operating Partnership (E)	$955,356	$783,833	$1,786,087	$1,649,166

Diluted net income per share to diluted FFO per share reconciliation:
Diluted net income per share	$1.52	$1.31	$2.69	$2.41
Depreciation and amortization from consolidated properties and our share of depreciation and amortization from unconsolidated entities, including Klépierre, net of noncontrolling interests portion of depreciation and amortization	1.16	1.22	2.28	2.51
Gain upon acquisition of controlling interests and sale or disposal of assets and interests in unconsolidated entities, net	(0.05)	(0.37)	(0.05)	(0.38)

Diluted FFO per share (F)	$2.63	$2.16	$4.92	$4.54

Details for per share calculations:
FFO of the Operating Partnership (E)	$955,356	$783,833	$1,786,087	$1,649,166
Diluted FFO allocable to unitholders	(137,682)	(114,003)	(257,987)	(238,881)

Diluted FFO allocable to common stockholders (G)	$817,674	$669,830	$1,528,100	$1,410,285

Basic and Diluted weighted average shares outstanding	310,499	310,743	310,799	310,683
Weighted average limited partnership units outstanding	52,263	52,861	52,472	52,625

Basic and Diluted weighted average shares and units outstanding	362,762	363,604	363,271	363,308

Basic and Diluted FFO per Share (F)	$2.63	$2.16	$4.92	$4.54
Percent Change	21.8%		8.4%

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Simon Property Group, Inc. and Subsidiaries
Footnotes to Unaudited Reconciliation of Non-GAAP Financial Measures

Notes:

(A)
Excess investment represents the unamortized difference of our investment over equity in the underlying net assets of the related partnerships and joint ventures shown therein. The Company generally amortizes excess investment over the life of the related properties.

(B)
The Unaudited Joint Venture Statements of Operations do not include any operations or our share of net income or excess investment amortization related to our investment in Klépierre. Amounts included in Footnotes D below exclude our share of related activity for our investment in Klépierre. For further information, reference should be made to financial information in Klépierre's public filings and additional discussion and analysis in our Form 10-Q.

(C)
This report contains measures of financial or operating performance that are not specifically defined by GAAP, including FFO, FFO per share, comparable FFO per share and comparable EPS. FFO is a performance measure that is standard in the REIT business. We believe FFO provides investors with additional information concerning our operating performance and a basis to compare our performance with those of other REITs. We also use these measures internally to monitor the operating performance of our portfolio. Our computation of these non-GAAP measures may not be the same as similar measures reported by other REITs.

We determine FFO based upon the definition set forth by the National Association of Real Estate Investment Trusts ("NAREIT"). We determine FFO to be our share of consolidated net income computed in accordance with GAAP, excluding real estate related depreciation and amortization, excluding gains and losses from extraordinary items, excluding gains and losses from the sales or disposals of, or any impairment charges related to, previously depreciated retail operating properties, plus the allocable portion of FFO of unconsolidated joint ventures based upon economic ownership interest, and all determined on a consistent basis in accordance with GAAP.

We have adopted NAREIT's clarification of the definition of FFO that requires it to include the effects of nonrecurring items not classified as extraordinary, cumulative effect of accounting changes, or a gain or loss resulting from the sale or disposal of, or any impairment charges relating to, previously depreciated retail operating properties. We include in FFO gains and losses realized from the sale of land, outlot buildings, marketable and non-marketable securities, and investment holdings of non-retail real estate. However, you should understand that FFO does not represent cash flow from operations as defined by GAAP, should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance, and is not an alternative to cash flows as a measure of liquidity.

(D)
Includes our share of:

-
Gains on land sales of $3.6 million and $5.6 million for the three months ended June 30, 2015 and 2014, respectively, and $3.7 million and $12.4 million for the six months ended June 30, 2015 and 2014, respectively.

-
Straight-line adjustments to minimum rent of $16.8 million and $13.3 million for the three months ended June 30, 2015 and 2014, respectively (including $0.2 million related to WPG in 2014), and $33.2 million and $27.3 million for the six months ended June 30, 2015 and 2014, respectively (including $0.3 million related to WPG in 2014).

2Q 2015 SUPPLEMENTAL	12

  -
  Amortization of fair market value of leases from acquisitions of $3.2 million and $3.1 million for the three months ended June 30, 2015 and 2014, respectively (including $0.1 million related to WPG in 2014), and $6.6 million and $8.5 million for the six months ended June 30, 2015 and 2014, respectively (including $0.3 million related to WPG in 2014).

  -
  Debt premium amortization of $5.4 million and $5.3 million for the three months ended June 30, 2015 and 2014, respectively (including $0.1 million related to WPG in 2014), and $12.6 million and $21.4 million for the six months ended June 30, 2015 and 2014, respectively (including $0.2 million related to WPG in 2014).

(E)
Includes FFO of the operating partnership related to the sale of marketable securities of $80.2 million for the three and six months ended June 30, 2015. Includes FFO of the operating partnership related to WPG of $19.7 million ($57.9 million from operations net of $38.2 million of transaction expenses) for the three months ended June 30, 2014 and $108.0 million ($146.2 million from operations net of $38.2 million of transaction expenses) for the six months ended June 30, 2014.

(F)
Includes Basic and Diluted FFO per share related to the sale of marketable securities of $0.22 for the three and six months ended June 30, 2015. Includes Basic and Diluted FFO per share related to WPG operations of $0.05 ($0.15 from operations net of $0.10 of transaction expenses) for the three months ended June 30, 2014 and $0.30 ($0.40 from operations net of $0.10 of transaction expenses) for the six months ended June 30, 2014.

(G)
Includes Diluted FFO allocable to common stockholders related to WPG of $16.8 million for the three months ended June 30, 2014 and $92.4 million for the six months ended June 30, 2014.

(H)
Reconciliation of reported earnings per share to comparable earnings per share and FFO per share to comparable FFO per share:

	THREE MONTHS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
	2015	2014	2015	2014
Reported FFO per share	$2.63	$2.16	$4.92	$4.54
Less: Gain upon sale of marketable securities	(0.22)	–	(0.22)	–
Add: WPG spin-off transaction expenses	–	0.10	–	0.10
Less: FFO from WPG properties	–	(0.15)	–	(0.40)

Comparable FFO per share	$2.41	$2.11	$4.70	$4.24

Comparable FFO per share growth	14.2%		10.8%

2Q 2015 SUPPLEMENTAL	13

	THREE MONTHS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
	2015	2014	2015	2014
Reported earnings per share[1]	$1.52	$1.31	$2.69	$2.41
Less: Gain upon sale of marketable securities	(0.22)	–	(0.22)	–
Add: WPG spin-off transaction expenses	–	0.10	–	0.10
Less: Earnings per share from WPG properties	–	(0.07)	–	(0.18)

Comparable earnings per share	$1.30	$1.34	$2.47	$2.33

Comparable earnings per share growth	–3.0%		6.0%
(1)
Three and six month periods ended June 30, 2014 include a gain on disposition of $0.37 per diluted share related to Klépierre's sale of a portfolio of 126 retail galleries.

2Q 2015 SUPPLEMENTAL	14

OVERVIEW

THE COMPANY

Simon Property Group, Inc. (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P., or the Operating Partnership, is our majority-owned partnership subsidiary that owns all of our real estate properties and other assets. In this package, the terms Simon, we, our, or the Company refer to Simon Property Group, Inc., the Operating Partnership, and its subsidiaries. We are engaged primarily in the ownership, development and management of retail real estate properties including Malls, Premium Outlets®, The Mills®, and International Properties. At June 30, 2015, we owned or had an interest in 228 properties comprising 189 million square feet in North America, Asia and Europe. Additionally, at June 30, 2015, we had an 20.3% ownership interest in Klépierre, a publicly traded, Paris-based real estate company, which owns shopping centers in 16 European countries.

This package was prepared to provide operational and balance sheet information as of June 30, 2015, for the Company and the Operating Partnership.

On May 28, 2014, we completed the spin-off of 98 smaller malls and community centers to Washington Prime Group Inc. (WPG), now doing business as WP GLIMCHER. Results from the properties transferred to WPG (WPG properties) are included in our financial information as discontinued operations through May 28, 2014.

Certain statements made in this Supplemental Package may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to: our ability to meet debt service requirements, the availability and terms of financing, changes in our credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, changes in value of investments in foreign entities, the ability to hedge interest rate and currency risk, risks associated with the acquisition, development, expansion, leasing and management of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic climates, changes in market rental rates, security breaches that could compromise our information technology or infrastructure or personally identifiable data of customers of our retail properties, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, intensely competitive market environment in the retail industry, risks related to international activities, insurance costs and coverage, terrorist activities, changes in economic and market conditions, the loss of key management personnel and maintenance of our status as a real estate investment trust. We discuss these and other risks and uncertainties under the heading "Risk Factors" in our annual and quarterly periodic reports filed with the SEC. We may update that discussion in our periodic reports, but except as required by law, otherwise we undertake no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

Any questions, comments or suggestions regarding this Supplemental Information should be directed to Tom Ward, Vice President of Investor Relations (tom.ward@simon.com or 317.685.7330).

REPORTING CALENDAR

Below is a list of estimated dates for future announcements of results. Dates are subject to change.

Third Quarter 2015	October 23, 2015
Fourth Quarter 2015	January 29, 2016
First Quarter 2016	April 22, 2016

2Q 2015 SUPPLEMENTAL	15

OVERVIEW

STOCK INFORMATION

The Company's common stock and one issue of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ
CREDIT RATINGS
Standard & Poor's
Corporate	A	(Stable Outlook)
Senior Unsecured	A	(Stable Outlook)
Preferred Stock	BBB+	(Stable Outlook)
Commercial Paper	A1	(Stable Outlook)
Moody's
Senior Unsecured	A2	(Stable Outlook)
Preferred Stock	A3	(Stable Outlook)
Commercial Paper	P1	(Stable Outlook)

SENIOR UNSECURED DEBT COVENANTS (1)

	Required	Actual	Compliance

Total Debt to Total Assets (1)	≤65%	41%	Yes
Total Secured Debt to Total Assets (1)	≤50%	19%	Yes
Fixed Charge Coverage Ratio	>1.5X	4.0X	Yes
Total Unencumbered Assets to Unsecured Debt	≥125%	255%	Yes
(1)
Covenants for indentures dated June 7, 2005 and later. Total Assets are calculated in accordance with the indenture and essentially represent net operating income (NOI) divided by a 7.0% capitalization rate plus the value of other assets at cost.

2Q 2015 SUPPLEMENTAL	16

SELECTED FINANCIAL AND EQUITY INFORMATION
(In thousands, except as noted)

	THREE MONTHS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,

	2015	2014	2015	2014
Financial Highlights
Total Revenue - Consolidated Properties	$1,349,110	$1,181,982	$2,565,345	$2,339,004
Consolidated Net Income	$554,526	$477,468	$980,035	$878,571
Net Income Attributable to Common Stockholders	$472,944	$406,587	$835,118	$748,235
Basic and Diluted Earnings per Common Share (EPS)	$1.52	$1.31	$2.69	$2.41
Funds from Operations (FFO) of the Operating Partnership (1)	$955,356	$783,833	$1,786,087	$1,649,166
Basic and Diluted FFO per Share (FFOPS) (2)	$2.63	$2.16	$4.92	$4.54
Dividends/Distributions per Share/Unit	$1.50	$1.30	$2.90	$2.55

Stockholders' Equity Information	AS OF JUNE 30, 2015	AS OF DECEMBER 31, 2014
Limited Partners' Units Outstanding at end of period	51,817	52,847
Common Shares Outstanding at end of period	309,417	310,788

Total Common Shares and Limited Partnership Units Outstanding at end of period	361,234	363,635

Weighted Average Limited Partnership Units Outstanding	52,472	52,745
Weighted Average Common Shares Outstanding:
Basic and Diluted - for purposes of EPS and FFOPS	310,799	310,731

Debt Information
Share of Consolidated Debt	$21,991,798	$20,773,850
Share of Joint Venture Debt	6,640,668	6,359,882

Share of Total Debt	$28,632,466	$27,133,732

Market Capitalization
Common Stock Price at end of period	$173.02	$182.11
Common Equity Capitalization, including Limited Partnership Units	$62,500,787	$66,221,496
Preferred Equity Capitalization, including Limited Partnership Preferred Units	81,403	81,236

Total Equity Market Capitalization	$62,582,190	$66,302,732

Total Market Capitalization - Including Share of Total Debt	$91,214,656	$93,436,464

Debt to Total Market Capitalization	31.4%	29.0%
(1)
Includes FFO of the Operating Partnership related to the sale of marketable securities of $80.2 million for the three and six months ended June 30, 2015. Includes FFO of the Operating Partnership related to WPG properties of $19.7 million ($57.9 million from operations net of $38.2 million of transaction expenses) for the three months ended June 30, 2014 and $108.0 million ($146.2 million from operations net of $38.2 million of transaction expenses) for the six months ended June 30, 2014.
(2)
Includes Basic and Diluted FFO per share related to the sale of marketable securities of $0.22 for the three and six months ended June 30, 2015. Includes Basic and Diluted FFO per share related to WPG properties of $0.05 ($0.15 from operations net of $0.10 of transaction expenses) for the three months ended June 30, 2014 and $0.30 ($0.40 from operations net of $0.10 of transaction expenses) for the six months ended June 30, 2014.

2Q 2015 SUPPLEMENTAL	17

PRO-RATA STATEMENT OF OPERATIONS
(In thousands)

	FOR THE THREE MONTHS ENDED JUNE 30, 2015						FOR THE

	CONSOLIDATED	NONCONTROLLING INTERESTS (1)	OUR CONSOLIDATED SHARE	OUR SHARE OF JOINT VENTURES	OUR TOTAL SHARE		THREE MONTHS ENDED JUNE 30, 2014 OUR TOTAL SHARE
REVENUE:
Minimum rent	$768,138	$(3,323)	$764,815	$213,644	$978,459		$933,424
Overage rent	37,029	(27)	37,002	17,878	54,880		56,955
Tenant reimbursements	364,309	(1,919)	362,390	93,491	455,881		431,597
Management fees and other revenues	40,027	–	40,027	–	40,027		34,142
Other income	139,607	(144)	139,463	29,325	168,788		67,837

Total revenue	1,349,110	(5,413)	1,343,697	354,338	1,698,035		1,523,955

EXPENSES:
Property operating	99,841	(874)	98,967	58,915	157,882		150,658
Depreciation and amortization	295,778	(946)	294,832	99,099	393,931		384,323
Real estate taxes	106,487	(561)	105,926	26,634	132,560		124,271
Repairs and maintenance	22,676	(168)	22,508	7,983	30,491		29,020
Advertising and promotion	41,215	(111)	41,104	8,178	49,282		46,069
Provision for credit losses	2,685	15	2,700	601	3,301		2,937
Home and regional office costs	39,346	–	39,346	–	39,346		44,958
General and administrative	15,345	–	15,345	–	15,345		15,599
Other	23,352	(987)	22,365	17,159	39,524		37,739

Total operating expenses	646,725	(3,632)	643,093	218,569	861,662		835,574

OPERATING INCOME	702,385	(1,781)	700,604	135,769	836,373		688,381
Interest expense	(230,974)	1,172	(229,802)	(69,041)	(298,843)		(323,744)
Income and other taxes	(3,420)	–	(3,420)	–	(3,420)		(6,626)
Income from unconsolidated entities	70,196	–	70,196	(66,728)	3,468	(2)	(2,719)	(2)
Gain upon acquisition of controlling interests and sale or disposal of assets and interests in unconsolidated entities, net	16,339	–	16,339	–	16,339		133,870

Consolidated income from continuing operations	554,526	(609)	553,917	–	553,917		489,162

Discontinued operations	–	–	–	–	–		26,022
Discontinued operations transaction expenses	–	–	–	–	–		(38,163)

CONSOLIDATED NET INCOME	554,526	(609)	553,917	–	553,917		477,021
Net income attributable to noncontrolling interests	80,748	(609)	80,139	–	80,139	(3)	69,600	(3)
Preferred dividends	834	–	834	–	834		834

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$472,944	$–	$472,944	$–	$472,944		$406,587

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO:
Consolidated Net Income			$554,526	$–	$554,526		$477,468
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties			291,853	–	291,853		314,500
Our share of depreciation and amortization from unconsolidated entities, including Klépierre			–	128,184	128,184		128,461
Income from unconsolidated entities			(70,196)	70,196	–		–
Gain upon acquisition of controlling interests and sale or disposal of assets and interests in unconsolidated entities, net			(16,339)	–	(16,339)		(133,870)
Net income attributable to noncontrolling interest holders in properties			(609)	–	(609)		(447)
Noncontrolling interests portion of depreciation and amortization			(946)	–	(946)		(966)
Preferred distributions and dividends			(1,313)	–	(1,313)		(1,313)

FFO of the Operating Partnership			$756,976	$198,380	$955,356		$783,833

Percentage of FFO of the Operating Partnership			79.23%	20.77%	100.00%		100.00%
(1)
Represents our venture partners' share of operations from consolidated properties.
(2)
Our Total Share of income from unconsolidated entities represents our share of net results related to our investment in Klépierre.
(3)
Represents limited partners' interest in the Operating Partnership.

2Q 2015 SUPPLEMENTAL	18

PRO-RATA STATEMENT OF OPERATIONS
(In thousands)

	FOR THE SIX MONTHS ENDED JUNE 30, 2015						FOR THE

	CONSOLIDATED	NONCONTROLLING INTERESTS (1)	OUR CONSOLIDATED SHARE	OUR SHARE OF JOINT VENTURES	OUR TOTAL SHARE		SIX MONTHS ENDED JUNE 30, 2014 OUR TOTAL SHARE
REVENUE:
Minimum rent	$1,521,583	$(6,608)	$1,514,975	$421,876	$1,936,851		$1,857,370
Overage rent	75,986	(80)	75,906	39,566	115,472		109,175
Tenant reimbursements	704,479	(3,994)	700,485	184,854	885,339		846,087
Management fees and other revenues	75,106	–	75,106	–	75,106		64,749
Other income	188,191	(291)	187,900	55,359	243,259		170,386

Total revenue	2,565,345	(10,973)	2,554,372	701,655	3,256,027		3,047,767

EXPENSES:
Property operating	199,598	(1,915)	197,683	117,482	315,165		318,082
Depreciation and amortization	583,883	(1,833)	582,050	194,830	776,880		772,123
Real estate taxes	213,374	(1,145)	212,229	53,850	266,079		243,489
Repairs and maintenance	52,410	(400)	52,010	17,816	69,826		67,996
Advertising and promotion	59,971	(184)	59,787	15,843	75,630		77,008
Provision for credit losses	6,533	(6)	6,527	1,493	8,020		8,819
Home and regional office costs	75,250	–	75,250	–	75,250		80,246
General and administrative	30,344	(1)	30,343	–	30,343		30,454
Other	42,426	(1,855)	40,571	38,165	78,736		79,352

Total operating expenses	1,263,789	(7,339)	1,256,450	439,479	1,695,929		1,677,569

OPERATING INCOME	1,301,556	(3,634)	1,297,922	262,176	1,560,098		1,370,198
Interest expense	(463,147)	2,336	(460,811)	(136,674)	(597,485)		(647,028)
Income and other taxes	(9,781)	–	(9,781)	–	(9,781)		(13,489)
Income from unconsolidated entities	135,068	–	135,068	(125,502)	9,566	(2)	2,034	(2)
Gain upon acquisition of controlling interests and sale or disposal of assets and interests in unconsolidated entities, net	16,339	–	16,339	–	16,339		136,525

Consolidated income from continuing operations	980,035	(1,298)	978,737	–	978,737		848,240

Discontinued operations	–	–	–	–	–		67,524
Discontinued operations transaction expenses	–	–	–	–	–		(38,163)

CONSOLIDATED NET INCOME	980,035	(1,298)	978,737	–	978,737		877,601
Net income attributable to noncontrolling interests	143,248	(1,298)	141,950	–	141,950	(3)	127,697	(3)
Preferred dividends	1,669	–	1,669	–	1,669		1,669

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$835,118	$–	$835,118	$–	$835,118		$748,235

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO:
Consolidated Net Income			$980,035	$–	$980,035		$878,571
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties			576,080	–	576,080		637,104
Our share of depreciation and amortization from unconsolidated entities, including Klépierre			–	252,068	252,068		275,718
Income from unconsolidated entities			(135,068)	135,068	–		–
Gain upon acquisition of controlling interests and sale or disposal of assets and interests in unconsolidated entities, net			(16,339)	–	(16,339)		(136,767)
Net income attributable to noncontrolling interest holders in properties			(1,298)	–	(1,298)		(970)
Noncontrolling interests portion of depreciation and amortization			(1,833)	–	(1,833)		(1,864)
Preferred distributions and dividends			(2,626)	–	(2,626)		(2,626)

FFO of the Operating Partnership			$1,398,951	$387,136	$1,786,087		$1,649,166

Percentage of FFO of the Operating Partnership			78.32%	21.68%	100.00%		100.00%
(1)
Represents our venture partners' share of operations from consolidated properties.
(2)
Our Total Share of income from unconsolidated entities represents our share of net results related to our investment in Klépierre.
(3)
Represents limited partners' interest in the Operating Partnership.

2Q 2015 SUPPLEMENTAL	19

PRO-RATA BALANCE SHEET
(In thousands)

	AS OF JUNE 30, 2015

	CONSOLIDATED	NONCONTROLLING INTERESTS	OUR CONSOLIDATED SHARE	OUR SHARE OF JOINT VENTURES	OUR TOTAL SHARE	AS OF DECEMBER 31, 2014 OUR TOTAL SHARE
ASSETS:
Investment properties, at cost	$32,898,773	$(125,921)	$32,772,852	$10,147,177	$42,920,029	$41,213,880
Less - accumulated depreciation	9,409,100	(55,261)	9,353,839	2,676,639	12,030,478	11,510,665

	23,489,673	(70,660)	23,419,013	7,470,538	30,889,551	29,703,215
Cash and cash equivalents	565,657	(3,076)	562,581	442,835	1,005,416	1,132,675
Tenant receivables and accrued revenue, net	537,172	(1,896)	535,276	159,447	694,723	752,565
Investment in unconsolidated entities, at equity	2,353,339	–	2,353,339	(2,353,339)	–	–
Investment in Klépierre, at equity	1,803,746	–	1,803,746	–	1,803,746	1,786,477
Deferred costs and other assets	1,333,944	(7,116)	1,326,828	295,075	1,621,903	2,095,776

Total assets	$30,083,531	$(82,748)	$30,000,783	$6,014,556	$36,015,339	$35,470,708

LIABILITIES:
Mortgages and unsecured indebtedness	$22,070,777	$(78,979)	$21,991,798	$6,640,668	$28,632,466	$27,133,732
Accounts payable, accrued expenses, intangibles, and deferred revenues	1,215,444	(3,917)	1,211,527	537,692	1,749,219	1,837,316
Cash distributions and losses in partnerships and joint ventures, at equity	1,344,028	–	1,344,028	(1,344,028)	–	–
Other liabilities	248,596	(263)	248,333	180,224	428,557	522,389

Total liabilities	24,878,845	(83,159)	24,795,686	6,014,556	30,810,242	29,493,437

Commitments and contingencies
Limited partners' preferred interest in the Operating Partnership	25,537	–	25,537	–	25,537	25,537
EQUITY:
Stockholders' equity
Capital stock
Series J 8 3/8% cumulative redeemable preferred stock	43,898	–	43,898	–	43,898	44,062
Common stock, $.0001 par value	31	–	31	–	31	31
Class B common stock, $.0001 par value	–	–	–	–	–	–
Capital in excess of par value	9,357,567	–	9,357,567	–	9,357,567	9,422,237
Accumulated deficit	(4,274,289)	–	(4,274,289)	–	(4,274,289)	(4,208,183)
Accumulated other comprehensive loss	(246,575)	–	(246,575)	–	(246,575)	(61,041)
Common stock held in treasury at cost	(437,751)	–	(437,751)	–	(437,751)	(103,929)

Total stockholders' equity	4,442,881	–	4,442,881	–	4,442,881	5,093,177
Noncontrolling interests	736,268	411	736,679	–	736,679	858,557

Total equity	5,179,149	411	5,179,560	–	5,179,560	5,951,734

Total liabilities and equity	$30,083,531	$(82,748)	$30,000,783	$6,014,556	$36,015,339	$35,470,708

BASIS OF PRESENTATION:

We present balance sheet and income statement data on a pro-rata basis reflecting our proportionate economic ownership of each asset in our portfolio. The consolidated amounts shown are prepared on a consistent basis with our consolidated financial statements. Our Share of Joint Ventures column was derived on a property-by-property basis by applying the same joint venture ownership percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for noncontrolling interests.

2Q 2015 SUPPLEMENTAL	20

NET OPERATING INCOME (NOI) COMPOSITION (1)
For the Six Months Ended June 30, 2015

(1)
Based on our share of total NOI and does not reflect any property, entity or corporate-level debt.
(2)
Includes Klépierre, international Premium Outlets and international Designer Outlets.

2Q 2015 SUPPLEMENTAL	21

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
(In thousands, except as noted)

RECONCILIATION OF NET INCOME TO NOI
The following schedule reconciles net income to NOI and provides our calculation of comparable property NOI.

	THREE MONTHS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,

	2015	2014	2015	2014
Reconciliation of NOI of consolidated properties:
Consolidated Net Income	$554,526	$477,468	$980,035	$878,571
Discontinued operations	–	(26,022)	–	(67,524)
Discontinued operations transaction expenses	–	38,163	–	38,163
Income and other taxes	3,420	6,626	9,781	13,489
Interest expense	230,974	254,930	463,147	509,164
Income from unconsolidated entities	(70,196)	(55,764)	(135,068)	(112,842)
Gain upon acquisition of controlling interests and sale or disposal of assets and interests in unconsolidated entities, net	(16,339)	(133,870)	(16,339)	(136,525)

Operating Income	702,385	561,531	1,301,556	1,122,496
Depreciation and amortization	295,778	287,214	583,883	567,708

NOI of consolidated properties	$998,163	$848,745	$1,885,439	$1,690,204

Reconciliation of NOI of unconsolidated entities:
Net Income	$220,217	$171,390	$392,259	$338,971
Interest expense	149,041	150,059	296,062	301,696
Gain on sale or disposal of assets and interests in unconsolidated entities	(35,779)	–	(35,779)	–
Income from operations of discontinued joint venture interests	–	(2,094)	–	(5,079)

Operating Income	333,479	319,355	652,542	635,588
Depreciation and amortization	148,607	142,047	290,265	294,195

NOI of unconsolidated entities	$482,086	$461,402	$942,807	$929,783

Total consolidated and unconsolidated NOI from continuing operations	$1,480,249	$1,310,147	$2,828,246	$2,619,987

Change in total NOI from continuing operations from prior period	13.0%		7.9%
Adjustments to NOI:
NOI of discontinued consolidated properties	–	68,953	–	169,828
NOI of discontinued unconsolidated properties	–	6,969	–	17,445

Total NOI of our portfolio	$1,480,249	$1,386,069	$2,828,246	$2,807,260

Add: Our share of NOI from Klépierre	43,364	53,189	86,661	120,065
Less: Joint venture partners' share of NOI from continuing operations	249,945	237,443	491,268	477,666
Less: Joint venture partners' share of NOI from discontinued operations	–	5,139	–	12,998

Our share of NOI	$1,273,668	$1,196,676	$2,423,639	$2,436,661

Total NOI of our portfolio	$1,480,249	$1,386,069	$2,828,246	$2,807,260
NOI from non comparable properties (1)	300,933	247,346	502,186	560,486

Total NOI of comparable properties (2)	$1,179,316	$1,138,723	$2,326,060	$2,246,774

Increase in NOI of U.S. Malls, Premium Outlets and The Mills that are comparable properties	3.6%		3.5%

(1)
NOI excluded from comparable property NOI relates to WPG properties, international properties, other retail properties, TMLP properties, any of our non-retail holdings and results of our corporate and management company operations, NOI of U.S. Malls, Premium Outlets and The Mills not owned and operated in both periods under comparison and excluded income noted in footnote 2 below.
(2)
Excludes lease termination income, interest income, land sale gains, straight line rent, above/below market rent adjustments, and the impact of significant redevelopment activities.

2Q 2015 SUPPLEMENTAL	22

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
(In thousands, except as noted)

RECONCILIATION OF FFO OF THE OPERATING PARTNERSHIP TO FUNDS AVAILABLE FOR DISTRIBUTION (OUR SHARE)

	THREE MONTHS ENDED JUNE 30, 2015	PER SHARE AMOUNT	SIX MONTHS ENDED JUNE 30, 2015	PER SHARE AMOUNT
FFO of the Operating Partnership	$955,356	$2.63	$1,786,087	$4.92
Non-cash impacts to FFO (1)	(3,063)	(0.01)	(7,488)	(0.02)

FFO of the Operating Partnership excluding non-cash impacts	952,293	$2.62	1,778,599	$4.90
Tenant allowances	(35,398)	(0.09)	(70,401)	(0.19)
Operational capital expenditures	(27,560)	(0.07)	(37,995)	(0.10)

Funds available for distribution	$889,335	$2.46	$1,670,203	$4.61

(1)
Non-cash impacts to FFO of the Operating Partnership include:

	THREE MONTHS ENDED JUNE 30, 2015	SIX MONTHS ENDED JUNE 30, 2015
Deductions:
Straight-line rent	(16,889)	(33,239)
Fair value of debt amortization	(5,407)	(12,625)
Fair market value of lease amortization	(3,222)	(6,581)
Additions:
Stock based compensation expense	12,533	25,053
Mortgage, financing fee and terminated swap amortization expense	9,922	19,904

	(3,063)	(7,488)

This report contains measures of financial or operating performance that are not specifically defined by generally accepted accounting principles (GAAP) in the United States, including FFO, diluted FFO per share, funds available for distribution, net operating income (NOI), and comparable property NOI. FFO and NOI are performance measures that are standard in the REIT business. We believe FFO and NOI provide investors with additional information concerning our operating performance and a basis to compare our performance with the performance of other REITs. We also use these measures internally to monitor the operating performance of our portfolio. Our computation of these non-GAAP measures may not be the same as similar measures reported by other REITs.

The non-GAAP financial measures used in this report should not be considered as alternatives to net income as a measure of our operating performance or to cash flows computed in accordance with GAAP as a measure of liquidity nor are they indicative of cash flows from operating and financial activities. Reconciliations of other non-GAAP measures used in this report to the most-directly comparable GAAP measure are included in the tables on pages 18-19, 22 and 23 and in the Earnings Release for the latest period.

2Q 2015 SUPPLEMENTAL	23

OTHER INCOME, OTHER EXPENSE AND CAPITALIZED INTEREST
(In thousands)

	THREE MONTHS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,

	2015	2014	2015	2014
Consolidated Properties
Other Income (1)
Interest and dividend income	$6,832	$2,678	$13,497	$5,178
Lease settlement income	13,280	1,138	17,065	12,022
Gains on land sales	3,635	4,945	4,361	12,155
Realized gains on sale of marketable securities	80,187	–	80,187	–
Other (2)	35,673	29,183	73,081	55,577

Totals	$139,607	$37,944	$188,191	$84,932

Other Expense (1)
Ground leases	$9,601	$10,992	$18,718	$19,949
Professional fees and other	13,751	7,415	23,708	17,820

Totals	$23,352	$18,407	$42,426	$37,769

Capitalized Interest (1)	THREE MONTHS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,

	2015	2014	2015	2014
Interest Capitalized during the Period:
Our Share of Consolidated Properties	$8,231	$3,092	$15,306	$6,414
Our Share of Joint Venture Properties	$719	$124	$1,278	$196
(1)
Excludes WPG properties in all periods presented as those items are reported as discontinued operations.
(2)
Includes ancillary property revenues, gift cards, marketing, media, parking and sponsorship revenues and other miscellaneous income items.

2Q 2015 SUPPLEMENTAL	24

U.S. MALLS AND PREMIUM OUTLETS OPERATING INFORMATION (1)

	AS OF JUNE 30,

	2015	2014 (1)
Total Number of Properties	178	181
Total Square Footage of Properties (in millions)	151.6	154.2
Ending Occupancy (2):
Consolidated Assets	96.4%	96.9%
Unconsolidated Assets	95.3%	95.5%
Total Portfolio	96.1%	96.5%
Total Sales per Square Foot (PSF) (3):
Consolidated Assets	$608	$596
Unconsolidated Assets	$662	$650
Total Portfolio	$620	$608
Base Minimum Rent PSF (4):
Consolidated Assets	$46.40	$44.46
Unconsolidated Assets	$53.08	$49.66
Total Portfolio	$48.07	$45.83

Releasing Activity for the Trailing Twelve Month Period Ended:

		TOTAL RENT PSF

	SQUARE FOOTAGE OF OPENINGS	OPENING RATE PSF (5)	CLOSING RATE PSF (5)	RELEASING SPREAD (5)
6/30/15	7,323,872	$69.90	$59.03	$10.87	18.4%
3/31/15	7,378,694	$70.54	$59.35	$11.19	18.9%
12/31/14	7,560,601	$67.51	$57.92	$9.59	16.6%
9/30/14	7,263,578	$65.46	$55.79	$9.67	17.3%
6/30/14	7,174,353	$66.28	$55.22	$11.06	20.0%
Occupancy Cost as a Percentage of Sales (6):
6/30/15	11.9%
3/31/15	11.7%
12/31/14	11.7%
9/30/14	11.7%
6/30/14	11.6%
(1)
Excludes WPG properties and all prior periods have been restated.
(2)
Ending Occupancy is the percentage of total owned square footage (GLA) which is leased as of the last day of the reporting period. We include all company owned space except for mall anchors, mall majors, mall freestanding and mall outlots in the calculation.
(3)
Total Sales PSF is defined as total sales of the tenants open and operating in the center during the reporting period divided by the associated company owned and occupied GLA on a trailing 12-month basis. Includes tenant sales activity for all months a tenant is open within the trailing 12-month period. In accordance with the standard definition of sales for regional malls adopted by the International Council of Shopping Centers, only stores with less than 10,000 square feet are included for malls. All company owned space is included for Premium Outlets.
(4)
Base Minimum Rent PSF is the average base minimum rent charge in effect for the reporting period for all tenants that would qualify to be included in Ending Occupancy as defined above.
(5)
Releasing Spread is a "same space" measure that compares opening and closing rates on individual spaces, including spaces greater than 10,000 square feet. The Opening Rate is the average of the initial cash Total Rent PSF for spaces leased during the trailing 12-month period, and includes new leases and existing tenant renewals, amendments and relocations (including expansions and downsizings). The Closing Rate is the average of the final cash Total Rent PSF as of the month the tenant terminates or closes. Total Rent PSF includes Base Minimum Rent, common area maintenance (CAM) and base percentage rent. It includes leasing activity on all spaces occupied by tenants that would qualify to be included in Ending Occupancy as defined above as long as the opening and closing dates are within 24 months of one another.
(6)
Occupancy Cost as a Percentage of Sales is the trailing 12-month Base Minimum Rent, plus all applicable ancillary charges, plus overage rent, if applicable (based on last 12 months of sales), divided by the trailing 12-month Total Sales PSF for the same tenants.

2Q 2015 SUPPLEMENTAL	25

THE MILLS AND INTERNATIONAL OPERATING INFORMATION

	AS OF JUNE 30,

	2015	2014
The Mills
Total Number of Properties	14	13
Total Square Footage of Properties (in millions)	20.9	19.7
Ending Occupancy (1)	98.2%	98.0%
Total Sales PSF (2)	$571	$529
Base Minimum Rent PSF (3)	$26.53	$24.78
Releasing Spread PSF (4)	$13.19	$12.74
Releasing Spread (Percentage Change) (4)	33.0%	46.9%

International Properties
Premium Outlets
Total Number of Properties	16	15
Total Square Footage of Properties (in millions)	5.9	5.0
Designer Outlets
Total Number of Properties	5	5
Total Square Footage of Properties (in millions)	1.0	1.0
Statistics for Premium Outlets in Japan (5)
Ending Occupancy	99.8%	99.5%
Total Sales PSF	¥ 99,582	¥ 91,869
Base Minimum Rent PSF	¥ 4,967	¥ 4,913
(1)
See footnote 2 on page 25 for definition, except Ending Occupancy is calculated on all company owned space.
(2)
See footnote 3 on page 25 for definition; calculation methodology is the same as for malls.
(3)
See footnote 4 on page 25 for definition.
(4)
See footnote 5 on page 25 for definition.
(5)
Information supplied by the managing venture partner; includes 9 properties.

2Q 2015 SUPPLEMENTAL	26

U.S. MALLS AND PREMIUM OUTLETS LEASE EXPIRATIONS (1)

YEAR	NUMBER OF LEASES EXPIRING	SQUARE FEET	AVG. BASE MINIMUM RENT PSF AT 6/30/15	PERCENTAGE OF GROSS ANNUAL RENTAL REVENUES (2)

Inline Stores and Freestanding
Month to Month Leases	700	2,375,051	$44.22	2.4%
2015 (7/1/15 - 12/31/15)	577	1,479,931	$49.65	1.6%
2016	2,481	8,326,584	$42.68	7.8%
2017	2,475	8,350,766	$45.46	8.5%
2018	2,272	8,378,948	$47.84	8.9%
2019	1,860	7,112,948	$46.99	7.5%
2020	1,484	5,792,186	$47.01	6.0%
2021	1,214	5,016,308	$48.69	5.6%
2022	1,463	5,617,958	$49.86	6.3%
2023	1,710	6,515,541	$51.81	7.6%
2024	1,556	5,920,625	$54.45	7.1%
2025	877	3,371,360	$60.80	4.6%
2026 and Thereafter	410	2,134,262	$42.45	2.1%
Specialty Leasing Agreements w/ terms in excess of 12 months	875	2,255,605	$19.87	1.0%

Anchors
2016	7	861,306	$2.28	0.0%
2017	21	2,780,232	$3.20	0.2%
2018	16	2,085,629	$4.71	0.2%
2019	20	2,203,190	$5.14	0.3%
2020	25	2,890,841	$4.92	0.3%
2021	11	1,064,318	$6.95	0.1%
2022	8	957,917	$9.67	0.2%
2023	10	1,268,016	$10.65	0.3%
2024	12	703,770	$11.67	0.2%
2025	18	2,142,396	$9.36	0.5%
2026 and Thereafter	19	2,404,785	$5.02	0.3%

(1)
Does not consider the impact of renewal options that may be contained in leases.
(2)
Annual rental revenues represent domestic 2014 consolidated and joint venture combined base rental revenue excluding WPG properties.

2Q 2015 SUPPLEMENTAL	27

U.S. MALLS AND PREMIUM OUTLETS TOP TENANTS

TOP INLINE STORE TENANTS (sorted by percentage of total base minimum rent for U.S. properties)

TENANT	NUMBER OF STORES	SQUARE FEET (000's)	PERCENT OF TOTAL SQ. FT. IN U.S. PROPERTIES	PERCENT OF TOTAL BASE MINIMUM RENT FOR U.S. PROPERTIES

The Gap, Inc.	367	3,716	2.0%	3.4%
L Brands, Inc.	297	1,765	1.0%	2.1%
Signet Jewelers, Ltd.	405	594	0.3%	1.6%
PVH Corporation	269	1,504	0.8%	1.5%
Abercrombie & Fitch Co.	181	1,295	0.7%	1.5%
Forever 21, Inc.	79	1,307	0.7%	1.4%
VF Corporation	244	1,227	0.7%	1.2%
Foot Locker, Inc.	251	1,033	0.6%	1.2%
American Eagle Outfitters, Inc.	174	1,133	0.6%	1.2%
Luxottica Group SPA	386	700	0.4%	1.2%

TOP ANCHORS (sorted by percentage of total square footage in U.S. properties) (1)

ANCHOR	NUMBER OF STORES	SQUARE FEET (000's)	PERCENT OF TOTAL SQ. FT. IN U.S. PROPERTIES	PERCENT OF TOTAL BASE MINIMUM RENT FOR U.S. PROPERTIES

Macy's Inc.	123	23,393	12.8%	0.4%
Sears Holdings Corporation (2)	73	12,176	6.6%	0.5%
J.C. Penney Co., Inc.	71	11,370	6.2%	0.4%
Dillard's, Inc.	38	6,839	3.7%	*
Nordstrom, Inc.	27	4,541	2.5%	0.1%
Hudson's Bay Company	15	2,004	1.1%	0.1%
Belk, Inc.	10	1,674	0.9%	0.1%
Dick's Sporting Goods, Inc.	24	1,640	0.9%	0.5%
The Neiman Marcus Group, Inc.	10	1,265	0.7%	*
Target Corporation	7	1,091	0.6%	0.1%
The Bon-Ton Stores, Inc.	8	1,081	0.6%	*
(1)
Includes space leased and owned by anchors in U.S. Malls; does not include Bloomingdale's The Outlet Store, Neiman Marcus Last Call, Nordstrom Rack, and Saks Fifth Avenue Off 5th.
(2)
Includes 10 stores contributed to a joint venture and 17 stores owned by Seritage Growth Properties, Inc. and leased back to Sears Holdings Corporation.
*
Less than one-tenth of one percent.

2Q 2015 SUPPLEMENTAL	28

CAPITAL EXPENDITURES
(In thousands)

		UNCONSOLIDATED PROPERTIES

	CONSOLIDATED PROPERTIES	TOTAL	OUR SHARE

New development projects	$70,826	$416,134	$135,713
Redevelopment projects with incremental square footage and/or anchor replacement	285,771	221,259	108,817
Redevelopment projects with no incremental square footage	27,393	33,656	16,294

Subtotal new development and redevelopment projects	383,990	671,049	260,824
Tenant allowances	54,133	32,923	16,268
Operational capital expenditures at properties:
CAM expenditures (1)	19,452	29,459	12,860
Non-CAM expenditures	4,431	3,026	1,252

Totals	$462,006	$736,457	$291,204

Conversion from accrual to cash basis	26,944	20,430	8,078

Capital Expenditures for the Six Months Ended 6/30/15 (2)	$488,950	$756,887	$299,282

Capital Expenditures for the Six Months Ended 6/30/14 (2)	$366,034	$306,933	$145,754

(1)
Expenditures included in the pool of expenses allocated to tenants as CAM.
(2)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

2Q 2015 SUPPLEMENTAL	29

DEVELOPMENT ACTIVITY SUMMARY (1)
As of June 30, 2015
(in millions, except percent)

PLATFORM PROJECT TYPE	PROJECTED GROSS COST (2)	PROJECTED NET COST (3)	OUR SHARE OF NET COST	EXPECTED STABILIZED RATE OF RETURN	TOTAL CONSTRUCTION IN PROGRESS	OUR SHARE OF TOTAL CONSTRUCTION IN PROGRESS
Malls
New Developments	$700	$671	$219	7%	$362	$101
Redevelopments	$1,666	$1,614	$1,226	7%	$874	$663

Premium Outlets
New Developments	$586	$568	$390	11%	$305	$210
Redevelopments	$434	$403	$403	11%	$221	$221

The Mills
Redevelopments	$140	$62	$59	14%	$41	$36
Totals	$3,526	$3,318	$2,297	9%	$1,803	$1,231

Notes:

(1)
Represents projects under construction; new development and redevelopment projects with budgeted gross costs in excess of $5 million; and anchor/big box/restaurant additions with budgeted gross costs in excess of $2 million. Includes both domestic and international properties.
(2)
Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.
(3)
Projected Net Cost includes cost recoveries such as land sales, tenant reimbursements, Tax Increment Financing (TIF), CAM, and other such recoveries.
(4)
Costs and returns are based upon current budget assumptions; actual costs may vary.

2Q 2015 SUPPLEMENTAL	30

DEVELOPMENT ACTIVITY REPORT (1)
As of June 30, 2015

PROPERTY/ LOCATION	PROJECT DESCRIPTION	ACTUAL/ PROJECTED OPENING	COMPANY'S OWNERSHIP PERCENTAGE
Malls - New Developments
Brickell City Centre - Miami, FL	500,000 SF retail development	9/16	25%
The Shops at Clearfork - Fort Worth, TX	590,000 SF retail/office development	2/17	45%

Malls - Redevelopments
Copley Place Office - Boston, MA	AIR Worldwide expansion	7/15	94%
Copley Place Office - Boston, MA	Wayfair expansion	7/15	94%
Southdale Center - Edina (Minneapolis), MN	Dave & Buster's	7/15	100%
Southdale Center - Edina (Minneapolis), MN	Gordmans	7/15	100%
Barton Creek Square - Austin, TX	The Cheesecake Factory	8/15	100%
Phipps Plaza - Atlanta, GA	Redevelopment	8/15	100%
Copley Place Office - Boston, MA	Redevelopment	9/15	94%
Menlo Park Mall - Edison (New York), NJ	Havana Central	9/15	100%
Del Amo Fashion Center - Torrance (Los Angeles), CA	Phase II includes 260,000 SF small shop expansion and addition of Nordstrom	10/15	50%
Woodfield Mall - Schaumburg (Chicago), IL	Redevelopment	10/15	50%
Del Amo Fashion Center - Torrance (Los Angeles), CA	Phase III includes the redevelopment of the two-level and single level south mall	11/15	50%
Menlo Park Mall - Edison (New York), NJ	Redevelopment	11/15	100%
Phipps Plaza - Atlanta, GA	Peachtree Road façade redevelopment	11/15	100%
Town Center at Boca Raton - Boca Raton (Miami), FL	Entrance redevelopment and valet upgrades	11/15	100%
Roosevelt Field - Garden City (New York), NY	AMC Theatre renovation	12/15	100%
Wolfchase Galleria - Memphis, TN	The Cheesecake Factory	12/15	95%
Independence Center - Independence (Kansas City), MO	Dick's Sporting Goods	2/16	100%
Roosevelt Field - Garden City (New York), NY	Redevelopment (11/15) and 50,000 SF small shop expansion and addition of Neiman Marcus (2/16)	2/16	100%
Woodland Hills Mall - Tulsa, OK	Texas de Brazil	2/16	95%
Galleria, The - Houston, TX	14,000 SF luxury building addition	3/16	50%
Stanford Shopping Center - Palo Alto (San Jose), CA	Relocation of Bloomingdale's (opened 10/14), redevelopment and 120,000 SF small shop expansion (3/16)	3/16	100%
Tyrone Square - St. Petersburg, FL	Cobb 10 Luxury Theatre	3/16	100%

2Q 2015 SUPPLEMENTAL	31

DEVELOPMENT ACTIVITY REPORT (1)
As of June 30, 2015

PROPERTY/ LOCATION	PROJECT DESCRIPTION	ACTUAL/ PROJECTED OPENING	COMPANY'S OWNERSHIP PERCENTAGE
Dadeland Mall - Miami, FL	Dining pavilion redevelopment	4/16	50%
Fashion Centre at Pentagon City, The - Arlington, VA	Redevelopment (12/15) and 50,000 SF expansion (4/16)	4/16	43%
Montgomery Mall - North Wales (Philadelphia), PA	Redevelopment of the Wegmans wing	4/16	79%
Phipps Plaza Hotel - Atlanta, GA	166 room AC Hotel by Marriott	5/16	50%
Haywood Mall - Greenville, SC	The Cheesecake Factory	6/16	100%
Phipps Plaza - Atlanta, GA	319 residential units	7/16	50%
King of Prussia - King of Prussia (Philadelphia), PA	150,000 SF small shop expansion including restaurants to connect The Plaza and The Court	8/16	100%
Galleria, The - Houston, TX	Redevelopment	11/16	50%
Galleria, The - Houston, TX	Relocation of Saks Fifth Avenue (4/16), redevelopment (4/16) and 105,000 SF small shop expansion (6/17)	6/17	50%
Florida Mall, The - Orlando, FL	Redevelopment of the Saks building to an indoor/outdoor dining pavilion (opened 6/15) and small shops (11/17)	11/17	50%

Premium Outlets - New Developments
Gloucester Premium Outlets - Gloucester (Philadelphia, PA), NJ	375,000 SF upscale Premium Outlet Center	8/15	50%
Tucson Premium Outlets - Marana (Tucson), AZ	366,000 SF upscale Premium Outlet Center	10/15	100%
Tampa Premium Outlets - Tampa, FL	441,000 SF upscale Premium Outlet Center	10/15	100%
Tanger Outlets - Columbus - Columbus, OH	355,000 SF upscale Outlet Center	6/16	50%

Designer Outlets - New Developments
Vancouver Designer Outlet - Vancouver, British Columbia, Canada	242,000 SF Designer Outlet Center	7/15	45%

Premium Outlets - Redevelopments
Chicago Premium Outlets - Aurora (Chicago), IL	264,000 SF expansion	8/15	100%
San Francisco Premium Outlets - Livermore (San Francisco), CA	185,000 SF expansion	8/15	100%
Chicago Premium Outlets - Aurora (Chicago), IL	Phase I redevelopment	5/16	100%
Woodbury Common Premium Outlets - Central Valley (New York), NY	Redevelopment and 63,000 SF expansion	8/16	100%

2Q 2015 SUPPLEMENTAL	32

DEVELOPMENT ACTIVITY REPORT (1)
As of June 30, 2015

PROPERTY/ LOCATION	PROJECT DESCRIPTION	ACTUAL/ PROJECTED OPENING	COMPANY'S OWNERSHIP PERCENTAGE
The Mills - Redevelopments
Potomac Mills - Woodbridge (Washington, D.C.), VA	Matchbox Restaurant	12/15	100%
The Colonnade at Sawgrass - Sunrise (Miami), FL	56,000 SF expansion	12/15	100%
Grapevine Mills - Grapevine (Dallas), TX	Redevelopment	12/15	59%
Arizona Mills - Tempe (Phoenix), AZ	Sports Authority relocation (opened 5/15) and addition of Legoland (5/16)	5/16	100%
Sawgrass Mills - Sunrise (Miami), FL	Addition of two parking decks	7/17	100%
(1)
Projects listed represent projects that are under construction; new development and redevelopment projects with budgeted gross costs in excess of $5 million; and anchor/big box/restaurant additions with budgeted gross costs in excess of $2 million.

2Q 2015 SUPPLEMENTAL	33

U.S. ANCHOR/BIG BOX OPENINGS

PROPERTY NAME/LOCATION	PROPERTY TYPE	NEW TENANT	FORMER TENANT
Openings during the First Six Months of 2015
Arizona Mills - Tempe (Phoenix), AZ	Mills	Sports Authority (1)	Saks Fifth Avenue Off 5th
Columbia Center - Kennewick, WA	Mall	DSW	N/A
Florida Mall, The - Orlando, FL	Mall	Dick's Sporting Goods	Nordstrom
		Crayola Experience	Nordstrom
King of Prussia - King of Prussia (Philadelphia), PA	Mall	Grand Lux Café	N/A
Prien Lake Mall - Lake Charles, LA	Mall	Ulta	Piccadilly Cafeteria
Walt Whitman Shops - Huntington Station (New York), NY	Mall	Zara	N/A

Openings Projected for the Remainder of 2015
Barton Creek Square - Austin, TX	Mall	The Cheesecake Factory	N/A
Del Amo Fashion Center - Los Angeles, CA	Mall	Nordstrom	N/A
Galleria, The - Houston, TX	Mall	The Webster	N/A
King of Prussia - King of Prussia (Philadelphia), PA	Mall	Primark	Sears
Mall at Rockingham Park, The - Salem (Boston), NH	Mall	Dick's Sporting Goods	Sears (2)
McCain Mall - N. Little Rock, AR	Mall	B.J.'s Brewhouse	N/A
Menlo Park Mall - Edison (New York), NJ	Mall	Havana Central	Champps
Potomac Mills - Woodbridge (Washington, DC), VA	Mills	Matchbox Restaurant	N/A
Rockaway Townsquare - Rockaway (New York), NY	Mall	Raymour & Flanigan	Sears (2)
Southdale Center - Edina (Minneapolis), MN	Mall	Dave & Buster's	N/A
		Gordmans	Marshalls
Summit Mall - Akron, OH	Mall	B.J.'s Brewhouse	N/A
Wolfchase Galleria - Memphis, TN	Mall	The Cheesecake Factory	N/A

2Q 2015 SUPPLEMENTAL	34

U.S. ANCHOR/BIG BOX OPENINGS

PROPERTY NAME/LOCATION	PROPERTY TYPE	NEW TENANT	FORMER TENANT
Openings Projected for 2016
Arizona Mills - Tempe (Phoenix), AZ	Mills	Legoland	Sports Authority (1)
Burlington Mall - Burlington (Boston), MA	Mall	Primark	Sears (2)
Galleria, The - Houston, TX	Mall	Yauatcha Restaurant Saks Fifth Avenue (1)	N/A N/A
Haywood Mall - Greenville, SC	Mall	The Cheesecake Factory	Panera Bread (1)
Independence Center - Independence (Kansas City), MO	Mall	Dick's Sporting Goods	N/A
Mall of Georgia - Buford (Atlanta), GA	Mall	Von Maur	Nordstrom
Roosevelt Field - Garden City (New York), NY	Mall	Neiman Marcus	N/A
Sawgrass Mills - Sunrise (Miami), FL	Mills	Century 21 Department Store	VF Outlet
South Shore Plaza - Braintree (Boston), MA	Mall	Primark	Sears (2)
Tyrone Square - St. Petersburg (Tampa), FL	Mall	Cobb 10 Luxury Theatre	N/A
Woodland Hills Mall - Tulsa, OK	Mall	Texas de Brazil	N/A

Openings Projected for 2017 and Beyond
College Mall - Bloomington, IN	Mall	Ulta Whole Foods	Sears Sears
(1)
Tenant has an existing store at this center but will move to a new location.
(2)
Tenant to remain in a portion of its existing space.

2Q 2015 SUPPLEMENTAL	35

COMMON AND PREFERRED STOCK INFORMATION

                    CHANGES IN COMMON SHARE AND LIMITED PARTNERSHIP UNIT OWNERSHIP
                    For the Period December 31, 2014 through June 30, 2015

	COMMON SHARES (1)	LIMITED PARTNERSHIP UNITS (2)
Number Outstanding at December 31, 2014	310,787,910	52,846,682
First Quarter Activity:
Exchange of Limited Partnership Units for Common Stock	483,154	(483,154)
Treasury Shares Acquired Related to Stock Grant Recipients' Tax Obligations	(2,289)	–
Long-Term Incentive Performance (LTIP) Units Earned (3)	–	401,203

Number Outstanding at March 31, 2015	311,268,775	52,764,731

Second Quarter Activity:
Exchange of Limited Partnership Units for Common Stock	3,548	(3,548)
Treasury Shares Acquired Related to Stock Grant Recipients' Tax Obligations	(14,741)	–
Restricted Stock Awards	63,395	–
Redemption of Limited Partnership Units	–	(944,359)
Repurchase of Simon Property Group Common Stock in open market	(1,903,340)	–

Number Outstanding at June 30, 2015	309,417,637	51,816,824

Number of Limited Partnership Units and Common Shares at June 30, 2015	361,234,461

                    PREFERRED STOCK/UNITS OUTSTANDING AS OF JUNE 30, 2015
                    ($ in 000's, except per share amounts)

ISSUER	DESCRIPTION	NUMBER OF SHARES/UNITS	PER SHARE LIQUIDATION PREFERENCE	AGGREGATE LIQUIDATION PREFERENCE	TICKER SYMBOL
Preferred Stock:
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable (4)	796,948	$50.00	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	7.50% Cumulative Redeemable (5)	255,373	$100.00	$25,537	N/A
(1)
Excludes Limited Partnership preferred units relating to preferred stock outstanding.
(2)
Excludes units owned by the Company (shown here as Common Shares) and Limited Partnership Units not exchangeable for common shares.
(3)
Represents earned LTIP units issued pursuant to the Operating Partnership's 1998 Stock Incentive Plan.
(4)
Each share is redeemable on or after October 15, 2027. The shares are traded on the New York Stock Exchange. The closing price on June 30, 2015 was $70.10 per share.
(5)
Each preferred unit is redeemable upon the occurrence of certain tax triggering events.

2Q 2015 SUPPLEMENTAL	36

CREDIT PROFILE
(As of June 30, unless otherwise indicated)

(1)
Includes WPG properties NOI and FFO through the effective date of the WPG spin-off, net of transaction expenses related to the spin-off of WPG.
(2)
Includes a $0.35 per share charge for loss on extinguishment of debt.
(3)
Includes $0.22 per share for gain upon sale of marketable securities.

2Q 2015 SUPPLEMENTAL	37

SUMMARY OF INDEBTEDNESS
As of June 30, 2015
(In thousands)

	TOTAL INDEBTEDNESS	OUR SHARE OF INDEBTEDNESS	WEIGHTED AVERAGE END OF PERIOD INTEREST RATE	WEIGHTED AVERAGE YEARS TO MATURITY
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$5,928,673	$5,849,694	5.36%	3.6
Variable Rate Debt	630,000	630,000	2.05%	1.8

Total Mortgage Debt	6,558,673	6,479,694	5.04%	3.5
Unsecured Debt
Fixed Rate	13,043,376	13,043,376	4.40%	7.3
Revolving Credit Facility - USD Currency	200,000	200,000	0.99%	4.0
Revolving Credit Facility - Euro Currency	1,025,768	1,025,768	0.80%	4.0
Revolving Credit Facility - Yen Currency	181,503	181,503	0.86%	4.0

Total Revolving Credit Facilities	1,407,271	1,407,271	0.83%	4.0
Unsecured Term Loan	240,000	240,000	1.29%	2.7
Global Commercial Paper - USD	610,000	610,000	0.22%	0.2
Global Commercial Paper - Euro	193,033	193,033	0.05%	0.2

Total Unsecured Debt	15,493,680	15,493,680	3.81%	6.5
Premium	56,387	56,387
Discount	(37,963)	(37,963)

Consolidated Mortgages and Unsecured Indebtedness (1)	$22,070,777	$21,991,798	4.17%	5.6

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$11,676,793	$5,697,278	4.33%	6.7
Variable Rate Debt	1,396,289	635,797	1.79%	4.8
TMLP Debt(2)	723,985	305,215	–	–

Total Mortgage Debt	13,797,067	6,638,290	4.08%	6.5
Premium	4,494	2,378

Joint Venture Mortgages and Other Indebtedness (1)	$13,801,561	$6,640,668	4.08%	6.5

Our Share of Total Indebtedness		$28,632,466	4.15%	5.8

	TOTAL INDEBTEDNESS	OUR SHARE OF INDEBTEDNESS	WEIGHTED AVERAGE END OF PERIOD INTEREST RATE	WEIGHTED AVERAGE YEARS TO MATURITY
Summary of Our Share of Fixed and Variable Rate Debt
Consolidated
Fixed	86.0%	$18,911,494	4.70%	6.2
Variable	14.0%	3,080,304	0.95%	2.5

	100.0%	21,991,798	4.17%	5.6
Joint Venture
Fixed	88.3%	$5,864,369	4.33%	6.7
Variable	11.7%	776,299	1.79%	4.5

	100.0%	6,640,668	4.08%	6.5
Total Debt		$28,632,466

Total Fixed Debt	86.5%	$24,775,863	4.61%	6.3

Total Variable Debt	13.5%	$3,856,603	1.09%	2.8

(1)
Amounts give effect to outstanding derivative instruments as footnoted in the Property and Debt Information.
(2)
See footnote 23 on the Property and Debt information.

2Q 2015 SUPPLEMENTAL	38

TOTAL DEBT AMORTIZATION AND MATURITIES BY YEAR (OUR SHARE)
As of June 30, 2015
(In thousands)

Year	OUR SHARE OF UNSECURED CONSOLIDATED DEBT	WEIGHTED AVERAGE RATE OF MATURING UNSECURED CONSOLIDATED DEBT	OUR SHARE OF SECURED CONSOLIDATED DEBT	WEIGHTED AVERAGE RATE OF MATURING SECURED CONSOLIDATED DEBT	OUR SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	WEIGHTED AVERAGE RATE OF MATURING UNCONSOLIDATED JOINT VENTURE DEBT	OUR SHARE OF TOTAL DEBT	TOTAL WEIGHTED AVERAGE RATE OF MATURING DEBT

2015	1,169,668	1.93%	39,355	–	200,080	4.77%	1,409,103	2.00%
2016	527,574	5.51%	2,340,806	5.78%	531,267	6.37%	3,399,647	5.81%
2017	1,307,453	2.99%	1,713,030	4.93%	319,148	4.99%	3,339,631	4.16%
2018	1,990,000	3.92%	33,971	–	168,984	1.46%	2,192,955	3.79%
2019	2,657,271	3.47%	114,892	7.79%	279,451	2.50%	3,051,614	3.56%
2020	2,091,714	4.33%	580,974	4.48%	1,138,680	4.00%	3,811,368	4.25%
2021	1,600,000	4.27%	323,319	5.41%	980,361	4.27%	2,903,680	4.40%
2022	600,000	3.38%	507,082	4.13%	839,354	3.92%	1,946,436	3.82%
2023	500,000	2.75%	695,659	3.85%	393,848	3.37%	1,589,507	3.41%
2024	1,500,000	3.53%	80,492	4.57%	1,077,218	4.18%	2,657,710	3.83%
2025	–	–	1,186	–	695,984	3.62%	697,170	3.62%
Thereafter	1,550,000	5.40%	48,928	3.85%	13,915	1.57%	1,612,843	5.16%

Face Amounts of Indebtedness	$15,493,680	3.81%	$6,479,694	5.04%	$6,638,290	4.08%	$28,611,664	4.15%
Premiums (Discounts) on Indebtedness, Net	(37,686)		56,110		2,378		20,802

Our Share of Total Indebtedness	$15,455,994		$6,535,804		$6,640,668		$28,632,466

2Q 2015 SUPPLEMENTAL	39

PROPERTY AND DEBT INFORMATION
As of June 30, 2015

							DEBT INFORMATION

				LEGAL		TOTAL	MATURITY		INTEREST		INDEBTEDNESS ($ IN 000's)
	PROPERTY NAME	STATE	CITY (CBSA)	OWNERSHIP		SQUARE FEET	DATE		RATE (1)	TYPE	TOTAL	OUR SHARE
	Malls
1.	Apple Blossom Mall	VA	Winchester	49.1%		473,003	(2)
2.	Auburn Mall	MA	Auburn	56.4%		586,242	09/01/20		6.02%	Fixed	39,447	22,236
3.	Aventura Mall (3)	FL	Miami Beach (Miami)	33.3%		2,105,125	12/01/20		3.75%	Fixed	1,200,000	400,000
4.	Avenues, The	FL	Jacksonville	25.0%	(4)	1,114,379	02/06/23		3.60%	Fixed	110,000	27,500
5.	Bangor Mall	ME	Bangor	87.6%		652,822	10/01/17		6.15%	Fixed	80,000	70,087
6.	Barton Creek Square	TX	Austin	100.0%		1,430,669	(2)
7.	Battlefield Mall	MO	Springfield	100.0%		1,201,626	09/01/22		3.95%	Fixed	125,000	125,000
8.	Bay Park Square	WI	Green Bay	100.0%		711,689	(2)
9.	Brea Mall	CA	Brea (Los Angeles)	100.0%		1,319,317	(2)
10.	Briarwood Mall	MI	Ann Arbor	50.0%		979,852	11/30/16	(6)	7.50%	Fixed	108,661	54,331
11.	Broadway Square	TX	Tyler	100.0%		627,811	(2)
12.	Burlington Mall	MA	Burlington (Boston)	100.0%		1,317,293	(2)
13.	Cape Cod Mall	MA	Hyannis	56.4%		722,481	03/06/21		5.75%	Fixed	94,394	53,210
14.	Castleton Square	IN	Indianapolis	100.0%		1,382,737	(2)
15.	Cielo Vista Mall	TX	El Paso	100.0%		1,245,751	(2)
16.	Coconut Point	FL	Estero	50.0%		1,204,899	12/10/16		5.83%	Fixed	230,000	115,000
17.	Coddingtown Mall	CA	Santa Rosa	50.0%		823,753	03/01/17	(8)	1.94%	Variable	11,550	11,550
18.	College Mall	IN	Bloomington	100.0%		636,255	(2)
19.	Columbia Center	WA	Kennewick	100.0%		772,469	(2)
20.	Copley Place	MA	Boston	94.4%	(7)	1,254,417	(2)
21.	Coral Square	FL	Coral Springs (Miami)	97.2%		943,791	(2)
22.	Cordova Mall	FL	Pensacola	100.0%		917,638	(2)
23.	Crystal Mall	CT	Waterford	78.2%		783,312	06/06/22		4.46%	Fixed	93,516	73,116
24.	Dadeland Mall	FL	Miami	50.0%		1,498,492	12/05/21		4.50%	Fixed	438,987	219,493
25.	Del Amo Fashion Center	CA	Torrance (Los Angeles)	50.0%		2,092,400	01/20/20	(8)	1.69%	Variable	400,000	200,000
26.	Domain, The	TX	Austin	100.0%		1,229,736	08/01/21		5.44%	Fixed	197,097	197,097
27.	Dover Mall	DE	Dover	68.1%		928,168	08/06/21		5.57%	Fixed	89,125	60,685
28.	Emerald Square	MA	North Attleboro (Providence, RI)	56.4%		1,022,679	08/11/22		4.71%	Fixed	109,931	61,968
29.	Empire Mall	SD	Sioux Falls	100.0%		1,125,434	06/01/16		5.79%	Fixed	176,300	176,300
30.	Falls, The	FL	Miami	50.0%		837,620	11/30/16	(6)	7.50%	Fixed	105,039	52,520
31.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%		987,613	07/01/21		5.11%	Fixed	40,000	17,000
							07/01/21		4.87%	Fixed	410,000	174,250
32.	Fashion Mall at Keystone, The	IN	Indianapolis	100.0%		711,666	(2)
33.	Fashion Valley	CA	San Diego	50.0%		1,721,261	01/04/21		4.30%	Fixed	462,964	231,478
34.	Firewheel Town Center	TX	Garland (Dallas)	100.0%		999,474	(2)
35.	Florida Mall, The	FL	Orlando	50.0%		1,712,444	09/05/20		5.25%	Fixed	347,223	173,611
36.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		662,609	(2)
37.	Galleria, The	TX	Houston	50.4%		1,900,009	03/01/25		3.55%	Fixed	1,200,000	604,440

2Q 2015 SUPPLEMENTAL	40

PROPERTY AND DEBT INFORMATION
As of June 30, 2015

							DEBT INFORMATION

				LEGAL		TOTAL	MATURITY		INTEREST		INDEBTEDNESS ($ IN 000's)
	PROPERTY NAME	STATE	CITY (CBSA)	OWNERSHIP		SQUARE FEET	DATE		RATE (1)	TYPE	TOTAL	OUR SHARE
38.	Greendale Mall	MA	Worcester (Boston)	56.4%		428,864	10/01/16		6.00%	Fixed	45,000	25,367
39.	Greenwood Park Mall	IN	Greenwood (Indianapolis)	100.0%		1,288,053	08/01/16	(9)	8.00%	Fixed	75,232	75,232
40.	Haywood Mall	SC	Greenville	100.0%		1,228,390	(2)
41.	Independence Center	MO	Independence (Kansas City)	100.0%		830,959	07/10/17		5.94%	Fixed	200,000	200,000
42.	Ingram Park Mall	TX	San Antonio	100.0%		1,119,845	06/01/21		5.38%	Fixed	136,821	136,821
43.	King of Prussia Mall	PA	King of Prussia (Philadelphia)	100.0%		2,450,179	01/01/17		7.49%	Fixed	34,369	34,369
							01/01/17		8.53%	Fixed	2,485	2,485
							01/01/17		4.50%	Fixed	50,000	50,000
44.	La Plaza Mall	TX	McAllen	100.0%		1,220,863	(2)
45.	Lakeline Mall	TX	Cedar Park (Austin)	100.0%		1,097,849	(2)
46.	Lehigh Valley Mall	PA	Whitehall	50.0%		1,180,561	07/05/20		5.88%	Fixed	130,272	65,136
47.	Lenox Square	GA	Atlanta	100.0%		1,559,291	(2)
48.	Liberty Tree Mall	MA	Danvers (Boston)	49.1%		856,039	05/06/23		3.41%	Fixed	33,591	16,506
49.	Livingston Mall	NJ	Livingston (New York)	100.0%		969,192	(2)
50.	Mall at Chestnut Hill, The	MA	Chestnut Hill (Boston)	94.4%		468,492	11/01/23		4.69%	Fixed	120,000	113,328
51.	Mall at Rockingham Park, The	NH	Salem (Boston)	28.2%		1,025,329	03/10/17		5.61%	Fixed	260,000	73,282
52.	Mall at Tuttle Crossing, The	OH	Dublin (Columbus)	50.0%		1,125,128	05/01/23		3.56%	Fixed	125,000	62,500
53.	Mall of Georgia	GA	Buford (Atlanta)	100.0%		1,818,410	(2)
54.	Mall of New Hampshire, The	NH	Manchester	56.4%		812,279	07/01/25		4.11%	Fixed	150,000	84,555
55.	McCain Mall	AR	N. Little Rock	100.0%		788,155	(2)
56.	Meadowood Mall	NV	Reno	50.0%		844,598	11/06/21		5.82%	Fixed	119,253	59,627
57.	Menlo Park Mall	NJ	Edison (New York)	100.0%		1,334,283	(2)
58.	Miami International Mall	FL	Miami	47.8%		1,083,419	02/06/24		4.42%	Fixed	160,000	76,442
59.	Midland Park Mall	TX	Midland	100.0%		622,483	09/06/22		4.35%	Fixed	81,114	81,114
60.	Miller Hill Mall	MN	Duluth	100.0%		832,506	(2)
61.	Montgomery Mall	PA	North Wales (Philadelphia)	79.4%		1,103,052	05/01/24		4.57%	Fixed	100,000	79,351
62.	North East Mall	TX	Hurst (Dallas)	100.0%		1,669,001	(2)
63.	Northgate Mall	WA	Seattle	100.0%		1,048,110	(2)
64.	Northshore Mall	MA	Peabody (Boston)	56.4%		1,591,881	07/05/23		3.30%	Fixed	264,375	149,029
65.	Ocean County Mall	NJ	Toms River (New York)	100.0%		898,375	(2)
66.	Orland Square	IL	Orland Park (Chicago)	100.0%		1,231,807	(2)
67.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	85.5%		1,335,010	12/07/20		4.77%	Fixed	65,885	56,359
68.	Penn Square Mall	OK	Oklahoma City	94.5%		1,063,666	04/01/16		7.75%	Fixed	93,331	88,194
69.	Pheasant Lane Mall	NH	Nashua		(10)	979,338	(2)
70.	Phipps Plaza	GA	Atlanta	100.0%		830,360	(2)
71.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		1,157,740	09/30/17	(8)	1.54%	Variable	225,000	225,000
72.	Prien Lake Mall	LA	Lake Charles	100.0%		849,261	(2)
73.	Quaker Bridge Mall	NJ	Lawrenceville	50.0%		1,083,305	04/01/16		7.03%	Fixed	11,490	5,745
							04/01/16		2.95%	Fixed	62,000	31,000
74.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		1,245,673	(2)
75.	Roosevelt Field	NY	Garden City (New York)	100.0%		2,209,160	(2)

2Q 2015 SUPPLEMENTAL	41

PROPERTY AND DEBT INFORMATION
As of June 30, 2015

							DEBT INFORMATION

				LEGAL		TOTAL	MATURITY		INTEREST		INDEBTEDNESS ($ IN 000's)
	PROPERTY NAME	STATE	CITY (CBSA)	OWNERSHIP		SQUARE FEET	DATE		RATE (1)	TYPE	TOTAL	OUR SHARE
76.	Ross Park Mall	PA	Pittsburgh	100.0%		1,245,681	(2)
77.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		692,405	(2)
78.	Shops at Mission Viejo, The	CA	Mission Viejo (Los Angeles)	51.0%		1,152,110	02/01/23		3.61%	Fixed	295,000	150,450
79.	Shops at Nanuet, The	NY	Nanuet	100.0%		752,871	(2)
80.	Shops at Riverside, The	NJ	Hackensack (New York)	100.0%		659,552	02/01/23		3.37%	Fixed	130,000	130,000
81.	Smith Haven Mall	NY	Lake Grove (New York)	25.0%	(4)	1,300,095	05/29/20	(8)	1.39%	Variable	180,000	45,000
82.	Solomon Pond Mall	MA	Marlborough (Boston)	56.4%		886,479	11/01/22		4.01%	Fixed	104,993	59,185
83.	South Hills Village	PA	Pittsburgh	100.0%		1,120,169	(2)
84.	South Shore Plaza	MA	Braintree (Boston)	100.0%		1,588,916	(2)
85.	Southdale Center	MN	Edina (Minneapolis)	100.0%		1,258,260	04/01/23		3.84%	Fixed	154,557	154,557
86.	SouthPark	NC	Charlotte	100.0%		1,680,494	08/01/16	(9)	8.00%	Fixed	186,199	186,199
87.	Southridge Mall	WI	Greendale (Milwaukee)	100.0%		1,177,099	06/06/23		3.85%	Fixed	125,000	125,000
88.	Springfield Mall (3)	PA	Springfield (Philadelphia)	50.0%		611,200	11/30/15	(11)	4.77%	Fixed	62,104	31,052
89.	Square One Mall	MA	Saugus (Boston)	56.4%		929,998	01/06/22		5.47%	Fixed	95,331	53,738
90.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%		980,762	(2)
91.	St. Johns Town Center	FL	Jacksonville	50.0%		1,390,911	09/11/24		3.82%	Fixed	350,000	175,000
92.	Stanford Shopping Center	CA	Palo Alto (San Jose)	94.4%	(7)	1,231,705	(2)
93.	Stoneridge Shopping Center	CA	Pleasanton (San Francisco)	49.9%		1,299,440	11/30/16	(6)	7.50%	Fixed	214,912	107,241
94.	Summit Mall	OH	Akron	100.0%		769,431	06/10/17		5.42%	Fixed	65,000	65,000
95.	Tacoma Mall	WA	Tacoma (Seattle)	100.0%		1,334,694	(2)
96.	Tippecanoe Mall	IN	Lafayette	100.0%		862,740	(2)
97.	Town Center at Boca Raton	FL	Boca Raton (Miami)	100.0%		1,779,735	(2)
98.	Town Center at Cobb	GA	Kennesaw (Atlanta)	100.0%		1,280,911	05/01/22		4.76%	Fixed	196,816	196,816
99.	Towne East Square	KS	Wichita	100.0%		1,134,384	(2)
100.	Treasure Coast Square	FL	Jensen Beach	100.0%		876,257	(2)
101.	Tyrone Square	FL	St. Petersburg (Tampa)	100.0%		1,094,153	(2)
102.	University Park Mall	IN	Mishawaka	100.0%		921,235	(2)
103.	University Park Village	TX	Fort Worth	100.0%		160,872	05/01/28		3.85%	Fixed	55,000	55,000
104.	Walt Whitman Shops	NY	Huntington Station (New York)	100.0%		1,087,739	08/01/16	(9)	8.00%	Fixed	114,728	114,728
105.	West Town Mall	TN	Knoxville	50.0%		1,341,351	12/01/17		6.34%	Fixed	210,000	105,000
106.	Westchester, The	NY	White Plains (New York)	40.0%		826,249	05/05/20		6.00%	Fixed	348,450	139,380
107.	White Oaks Mall	IL	Springfield	80.7%		924,616	11/01/16		5.54%	Fixed	50,000	40,339
108.	Wolfchase Galleria	TN	Memphis	94.5%		1,150,907	04/01/17		5.64%	Fixed	225,000	212,616
109.	Woodfield Mall	IL	Schaumburg (Chicago)	50.0%		2,171,670	03/05/24		4.50%	Fixed	425,000	212,500
110.	Woodland Hills Mall	OK	Tulsa	94.5%		1,091,314	04/05/19		7.79%	Fixed	91,042	86,005

	Total Mall Square Footage					122,684,247

2Q 2015 SUPPLEMENTAL	42

PROPERTY AND DEBT INFORMATION
As of June 30, 2015

						DEBT INFORMATION

				LEGAL	TOTAL	MATURITY		INTEREST		INDEBTEDNESS ($ IN 000's)
	PROPERTY NAME	STATE	CITY (CBSA)	OWNERSHIP	SQUARE FEET	DATE		RATE (1)	TYPE	TOTAL	OUR SHARE
	Premium Outlets
1.	Albertville Premium Outlets	MN	Albertville (Minneapolis)	100.0%	429,555	(2)
2.	Allen Premium Outlets	TX	Allen (Dallas)	100.0%	441,766	(2)
3.	Aurora Farms Premium Outlets	OH	Aurora (Cleveland)	100.0%	285,238	(2)
4.	Birch Run Premium Outlets	MI	Birch Run (Detroit)	100.0%	679,430	04/11/16	(14)	5.95%	Fixed	101,395	101,395
5.	Calhoun Premium Outlets	GA	Calhoun	100.0%	254,048	09/01/16	(15)	5.79%	Fixed	19,526	19,526
6.	Camarillo Premium Outlets	CA	Camarillo (Los Angeles)	100.0%	675,344	(2)
7.	Carlsbad Premium Outlets	CA	Carlsbad (San Diego)	100.0%	289,411	(2)
8.	Carolina Premium Outlets	NC	Smithfield (Raleigh)	100.0%	438,838	12/01/22		3.36%	Fixed	48,014	48,014
9.	Charlotte Premium Outlets	NC	Charlotte	50.0%	398,689	11/24/19	(8)	1.64%	Variable	90,000	45,000
10.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,458	(2)
11.	Cincinnati Premium Outlets	OH	Monroe (Cincinnati)	100.0%	398,834	(2)
12.	Clinton Crossing Premium Outlets	CT	Clinton	100.0%	276,188	(2)
13.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland)	100.0%	163,743	(2)
14.	Desert Hills Premium Outlets	CA	Cabazon (Palm Springs)	100.0%	649,368	(2)
15.	Edinburgh Premium Outlets	IN	Edinburgh (Indianapolis)	100.0%	377,734	(2)
16.	Ellenton Premium Outlets	FL	Ellenton (Tampa)	100.0%	476,496	01/11/16	(16)	5.51%	Fixed	99,429	99,429
17.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	297,701	(2)
18.	Gaffney Premium Outlets	SC	Gaffney (Greenville/Charlotte)	100.0%	359,839	09/01/16	(15)	5.79%	Fixed	35,436	35,436
19.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,872	(2)
20.	Grand Prairie Premium Outlets	TX	Grand Prairie (Dallas)	100.0%	417,194	04/01/23		3.66%	Fixed	120,000	120,000
21.	Grove City Premium Outlets	PA	Grove City (Pittsburgh)	100.0%	531,262	01/11/16	(16)	5.51%	Fixed	107,331	107,331
22.	Gulfport Premium Outlets	MS	Gulfport	100.0%	300,233	01/11/16	(16)	5.51%	Fixed	23,948	23,948
23.	Hagerstown Premium Outlets	MD	Hagerstown (Baltimore/Washington DC)	100.0%	485,152	04/11/16	(14)	5.95%	Fixed	85,232	85,232
24.	Houston Premium Outlets	TX	Cypress (Houston)	100.0%	541,806	(2)
25.	Jackson Premium Outlets	NJ	Jackson (New York)	100.0%	285,460	(2)
26.	Jersey Shore Premium Outlets	NJ	Tinton Falls (New York)	100.0%	434,363	01/11/16	(16)	5.51%	Fixed	66,611	66,611
27.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	276,373	(2)
28.	Kittery Premium Outlets	ME	Kittery	100.0%	259,484	(2)
29.	Las Americas Premium Outlets	CA	San Diego	100.0%	555,800	06/11/16		5.84%	Fixed	175,440	175,440
30.	Las Vegas North Premium Outlets	NV	Las Vegas	100.0%	675,636	(2)
31.	Las Vegas South Premium Outlets	NV	Las Vegas	100.0%	535,225	(2)
32.	Lebanon Premium Outlets	TN	Lebanon (Nashville)	100.0%	227,271	01/11/16	(16)	5.51%	Fixed	14,724	14,724
33.	Lee Premium Outlets	MA	Lee	100.0%	224,850	09/01/16	(15)	5.79%	Fixed	48,743	48,743
34.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington D.C.)	100.0%	478,210	(2)
35.	Liberty Village Premium Outlets	NJ	Flemington (New York)	100.0%	162,239	(2)
36.	Lighthouse Place Premium Outlets	IN	Michigan City (Chicago, IL)	100.0%	454,730	(2)
37.	Merrimack Premium Outlets	NH	Merrimack	100.0%	408,996	07/01/23		3.78%	Fixed	130,000	130,000
38.	Napa Premium Outlets	CA	Napa	100.0%	179,140	(2)
39.	North Bend Premium Outlets	WA	North Bend (Seattle)	100.0%	223,561	(2)

2Q 2015 SUPPLEMENTAL	43

PROPERTY AND DEBT INFORMATION
As of June 30, 2015

						DEBT INFORMATION

				LEGAL	TOTAL	MATURITY		INTEREST		INDEBTEDNESS ($ IN 000's)
	PROPERTY NAME	STATE	CITY (CBSA)	OWNERSHIP	SQUARE FEET	DATE		RATE (1)	TYPE	TOTAL	OUR SHARE
40.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	540,312	(2)
41.	Orlando International Premium Outlets	FL	Orlando	100.0%	773,482	(2)
42.	Orlando Vineland Premium Outlets	FL	Orlando	100.0%	655,004	(2)
43.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	392,462	(2)
44.	Petaluma Village Premium Outlets	CA	Petaluma (San Francisco)	100.0%	201,666	(2)
45.	Philadelphia Premium Outlets	PA	Limerick (Philadelphia)	100.0%	549,137	(2)
46.	Phoenix Premium Outlets	AZ	Chandler (Phoenix)	100.0%	356,494	(2)
47.	Pismo Beach Premium Outlets	CA	Pismo Beach	100.0%	147,416	11/06/16	(17)	5.84%	Fixed	33,850	33,850
48.	Pleasant Prairie Premium Outlets	WI	Pleasant Prairie (Chicago, IL/	100.0%	402,540	01/11/16	(16)	5.51%	Fixed	57,209	57,209
			Milwaukee)			12/01/16		6.01%	Fixed	34,927	34,927
49.	Puerto Rico Premium Outlets	PR	Barceloneta	100.0%	342,023	09/30/17	(8)	1.54%	Variable	125,000	125,000
50.	Queenstown Premium Outlets	MD	Queenstown (Baltimore)	100.0%	289,527	11/06/16	(17)	5.84%	Fixed	66,150	66,150
51.	Rio Grande Valley Premium Outlets	TX	Mercedes (McAllen)	100.0%	604,105	(2)
52.	Round Rock Premium Outlets	TX	Round Rock (Austin)	100.0%	488,677	(2)
53.	San Francisco Premium Outlets	CA	Livermore (San Francisco)	100.0%	511,925	(2)
54.	San Marcos Premium Outlets	TX	San Marcos (Austin/San Antonio)	100.0%	732,283	01/11/16	(16)	5.51%	Fixed	136,149	136,149
55.	Seattle Premium Outlets	WA	Tulalip (Seattle)	100.0%	554,783	(2)
56.	Silver Sands Premium Outlets	FL	Destin	50.0%	451,235	06/01/22		3.93%	Fixed	100,000	50,000
57.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	328,977	(2)
58.	St. Louis Premium Outlets	MO	St. Louis (Chesterfield)	60.0%	351,513	10/06/24		4.06%	Fixed	95,000	57,000
59.	Tanger Outlets - Galveston/Houston (3)	TX	Texas City	50.0%	352,705	07/01/18	(8)	1.69%	Variable	65,000	32,500
60.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,562	12/01/22		3.41%	Fixed	115,000	115,000
61.	Twin Cities Premium Outlets	MN	Eagan	35.0%	408,944	11/06/24		4.32%	Fixed	115,000	40,250
62.	Vacaville Premium Outlets	CA	Vacaville	100.0%	440,089	(2)
63.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	219,328	(2)
64.	Waterloo Premium Outlets	NY	Waterloo	100.0%	417,755	(2)
65.	Williamsburg Premium Outlets	VA	Williamsburg	100.0%	521,957	04/11/16	(14)	5.95%	Fixed	98,468	98,468
66.	Woodburn Premium Outlets	OR	Woodburn (Portland)	100.0%	389,731	(2)
67.	Woodbury Common Premium Outlets	NY	Central Valley (New York)	100.0%	880,376	(2)
68.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	660,101	(2)

	Total U.S. Premium Outlet Square Footage				28,940,646

	Total Mall and U.S. Premium Outlet Square Footage				151,624,893

2Q 2015 SUPPLEMENTAL	44

PROPERTY AND DEBT INFORMATION
As of June 30, 2015

							DEBT INFORMATION

				LEGAL		TOTAL	MATURITY	INTEREST		INDEBTEDNESS ($ IN 000's)
	PROPERTY NAME	STATE	CITY (CBSA)	OWNERSHIP		SQUARE FEET	DATE	RATE (1)	TYPE	TOTAL	OUR SHARE
	The Mills
1.	Arizona Mills	AZ	Tempe (Phoenix)	100.0%		1,239,488	07/01/20	5.76%	Fixed	163,419	163,419
2.	Arundel Mills	MD	Hanover (Baltimore)	59.3%		1,662,801	02/06/24	4.29%	Fixed	385,000	228,113
3.	Colorado Mills	CO	Lakewood (Denver)	37.5%		1,410,825	11/01/24	4.28%	Fixed	136,000	51,000
							07/01/21	5.04%	Fixed	27,645	10,367
4.	Concord Mills	NC	Concord (Charlotte)	59.3%		1,344,384	11/01/22	3.84%	Fixed	235,000	139,261
5.	Grapevine Mills	TX	Grapevine (Dallas)	59.3%		1,778,623	10/01/24	3.83%	Fixed	268,000	158,817
6.	Great Mall	CA	Milpitas (San Jose)	100.0%		1,365,129	(2)
7.	Gurnee Mills	IL	Gurnee (Chicago)	100.0%		1,919,462	07/01/17	5.77%	Fixed	321,000	321,000
8.	Katy Mills	TX	Katy (Houston)	62.5%	(4)	1,789,953	12/06/22	3.49%	Fixed	140,000	35,000
9.	Mills at Jersey Gardens, The	NJ	Elizabeth	100.0%		1,304,142	11/01/20	3.83%	Fixed	350,000	350,000
10.	Ontario Mills	CA	Ontario (Riverside)	50.0%		1,366,484	03/05/22	4.25%	Fixed	329,871	164,936
11.	Opry Mills	TN	Nashville	100.0%		1,153,532	10/10/16	2.69%	Variable	280,000	280,000
							10/10/16	5.00%	Fixed	81,910	81,910
12.	Outlets at Orange, The	CA	Orange (Los Angeles)	50.0%		805,155	04/01/24	4.22%	Fixed	215,000	107,500
13.	Potomac Mills	VA	Woodbridge (Washington, D.C.)	100.0%		1,526,721	07/11/17	5.83%	Fixed	410,000	410,000
14.	Sawgrass Mills	FL	Sunrise (Miami)	100.0%		2,195,979	(2)

	Total The Mills Square Footage					20,862,678

	Community Centers
1.	ABQ Uptown	NM	Albuquerque	100.0%		230,026	(2)
2.	Hamilton Town Center	IN	Noblesville (Indianapolis)	50.0%		672,896	04/01/22	4.81%	Fixed	83,802	41,901
3.	Pier Park	FL	Panama City Beach	65.6%		882,654	(2)

	Total Community Centers Square Footage					1,785,576

	TMLP Properties
	The Esplanade, The Galleria at White Plains, Northpark Mall, Philadelphia Mills, and Sugarloaf Mills						(23)			723,985	305,215

	Total TMLP Properties Square Footage					5,750,064

	Other Properties
	Circle Centre, Florida Keys Outlet Center, Huntley Outlet Center, Lincoln Plaza, Naples Outlet Center, Outlet Marketplace, The Shops at Sunset Place						(16)(21)			191,742	90,331

	Total Other Properties Square Footage					2,364,465

	TOTAL U.S. SQUARE FOOTAGE (24)					182,387,676

2Q 2015 SUPPLEMENTAL	45

PROPERTY AND DEBT INFORMATION
As of June 30, 2015

						DEBT INFORMATION

				LEGAL	TOTAL	MATURITY		INTEREST		INDEBTEDNESS ($ IN 000's)
	PROPERTY NAME	STATE	CITY (CBSA)	OWNERSHIP	SQUARE FEET	DATE		RATE (1)	TYPE	TOTAL	OUR SHARE
	International Properties
	AUSTRIA
1.	Parndorf Designer Outlet Phases 3 & 4	Vienna		90.0%	118,000	06/30/16	(20)	1.95%	Fixed	103,250	92,925

	Subtotal Austria Square Footage				118,000
	CANADA
2.	Premium Outlets Montréal	Montréal (Quebec)		50.0%	365,500	09/10/17	(8)(29)	2.29%	Variable	87,577	43,788
3.	Toronto Premium Outlets	Toronto (Ontario)		50.0%	358,400	06/01/22	(29)	3.13%	Fixed	136,964	68,483

	Subtotal Canada Square Footage				723,900
	ITALY
4.	La Reggia Designer Outlet Phases 1 & 2	Marcianise (Naples)		60.0%	288,000	03/31/27	(20)	1.40%	Variable	67,317	40,390
5.	Noventa Di Piave Designer Outlet	Venice		60.0%	280,000	08/29/26	(13)(20)	1.00%	Variable	35,638	21,383
	Phases 1, 2 & 3					06/30/27	(13)(20)	2.49%	Variable	34,535	20,721

	Subtotal Italy Square Footage				568,000
	JAPAN
6.	Ami Premium Outlets	Ami (Tokyo)		40.0%	315,000	09/25/23	(25)	1.83%	Fixed	70,512	28,207
7.	Gotemba Premium Outlets	Gotemba City (Tokyo)		40.0%	481,500	02/28/18	(25)	0.39%	Variable	12,839	5,136
8.	Kobe-Sanda Premium Outlets	Kobe (Osaka)		40.0%	441,000	01/31/20	(25)	0.46%	Variable	31,500	12,600
9.	Rinku Premium Outlets	Izumisano (Osaka)		40.0%	416,500	07/31/17	(25)	0.41%	Variable	12,228	4,891
10.	Sano Premium Outlets	Sano (Tokyo)		40.0%	390,800	05/31/18	(25)	0.46%	Variable	5,462	2,185
11.	Sendai-Izumi Premium Outlets	Izumi Park Town (Sendai)		40.0%	164,200	10/31/18	(25)	0.43%	Variable	10,842	4,337
12.	Shisui Premium Outlets	Shisui (Chiba)		40.0%	365,900	05/31/18	(25)	0.39%	Variable	36,521	14,608
						05/29/22	(25)	0.38%	Fixed	40,760	16,304
13.	Toki Premium Outlets	Toki (Nagoya)		40.0%	367,700	05/31/20	(25)	0.93%	Variable	5,072	2,029
						11/30/19	(25)	0.38%	Fixed	24,456	9,782
14.	Tosu Premium Outlets	Fukuoka (Kyushu)		40.0%	290,400	12/31/18	(25)	0.43%	Variable	16,101	6,440

	Subtotal Japan Square Footage				3,233,000
	KOREA
15.	Busan Premium Outlets	Busan		50.0%	360,200	06/20/22	(26)	5.44%	Fixed	72,168	36,084
						02/13/17	(26)	3.94%	Variable	50,527	25,264
16.	Paju Premium Outlets	Paju (Seoul)		50.0%	442,900	11/28/19	(26)	4.08%	Fixed	96,940	48,470
17.	Yeoju Premium Outlets	Yeoju (Seoul)		50.0%	551,600	09/06/20	(26)	4.68%	Fixed	50,351	25,176

	Subtotal South Korea Square Footage				1,354,700
	MALAYSIA
18.	Johor Premium Outlets	Johor (Singapore)		50.0%	264,400	10/14/20	(27)	5.12%	Variable	22,688	11,344

	Subtotal Malaysia Square Footage				264,400

2Q 2015 SUPPLEMENTAL	46

PROPERTY AND DEBT INFORMATION
As of June 30, 2015

						DEBT INFORMATION

				LEGAL	TOTAL	MATURITY		INTEREST		INDEBTEDNESS ($ IN 000's)
	PROPERTY NAME	STATE	CITY (CBSA)	OWNERSHIP	SQUARE FEET	DATE		RATE (1)	TYPE	TOTAL	OUR SHARE
	MEXICO
19.	Premium Outlets Punta Norte	Mexico City		50.0%	333,000	(2)

	Subtotal Mexico Square Footage				333,000
	NETHERLANDS
20.	Roermond Designer Outlet Phases 2 & 3	Roermond		90.0%	173,000	12/01/21	(20)	1.86%	Fixed	202,011	181,810

	Subtotal Netherlands Square Footage				173,000
	UNITED KINGDOM
21.	Ashford Designer Outlet	Kent		45.0%	183,000	07/31/16	(5)	2.44%	Variable	6,293	2,830
						07/31/16	(11)(5)	4.27%	Fixed	56,634	25,485

	Subtotal United Kingdom Square Footage				183,000

	TOTAL INTERNATIONAL SQUARE FOOTAGE (28)				6,951,000

	TOTAL SQUARE FOOTAGE				189,338,676

	Other Secured Indebtedness:						(30)			223,014	104,090

	TOTAL SECURED INDEBTEDNESS										$13,117,984	(31)

	Our Share of Consolidated Mortgage Debt										$6,479,694

	Our Share of Joint Venture Mortgage Debt										$6,638,290

2Q 2015 SUPPLEMENTAL	47

PROPERTY AND DEBT INFORMATION
As of June 30, 2015

	DEBT INFORMATION

UNSECURED INDEBTEDNESS:	MATURITY DATE		INTEREST RATE (1)	TYPE	INDEBTEDNESS ($ IN 000's) TOTAL
Global Commercial Paper - USD	09/25/15		0.22%	Variable	610,000
Global Commercial Paper - Euro	09/21/15	(12)	0.05%	Variable	193,033
Simon Property Group, LP (Sr. Notes)	12/01/15		5.75%	Fixed	366,635
Simon Property Group, LP (Sr. Notes)	05/01/16		6.10%	Fixed	163,298
Simon Property Group, LP (Sr. Notes)	12/01/16		5.25%	Fixed	364,276
Simon Property Group, LP (Sr. Notes)	01/30/17		2.80%	Fixed	500,000
Simon Property Group, LP (Sr. Notes)	03/01/17		5.88%	Fixed	207,453
Simon Property Group, LP (Sr. Notes)	09/15/17		2.15%	Fixed	600,000
Simon Property Group, LP (Sr. Notes)	02/01/18		1.50%	Fixed	750,000
Unsecured Term Loan	02/28/18	(8)	1.29%	Variable	240,000
Simon Property Group, LP (Sr. Notes)	05/30/18		6.13%	Fixed	800,000
Simon Property Group, LP (Sr. Notes)	06/15/18		7.38%	Fixed	200,000
Simon Property Group, LP (Sr. Notes)	02/01/19		2.20%	Fixed	600,000
Simon Property Group, LP (Sr. Notes)	04/01/19		10.35%	Fixed	650,000
Revolving Credit Facility - Euro Currency	06/30/19	(8)(32)	0.80%	Variable	1,025,768
Revolving Credit Facility - USD Currency	06/30/19	(8)	0.99%	Variable	200,000
Revolving Credit Facility - Yen Currency	06/30/19	(8)(19)	0.86%	Variable	181,503
Simon Property Group, LP (Sr. Notes)	02/01/20		5.65%	Fixed	1,250,000
Simon Property Group, LP (Euro Sr. Notes)	10/02/20	(22)	2.38%	Fixed	841,714
Simon Property Group, LP (Sr. Notes)	03/01/21		4.38%	Fixed	900,000
Simon Property Group, LP (Sr. Notes)	12/01/21		4.13%	Fixed	700,000
Simon Property Group, LP (Sr. Notes)	03/15/22		3.38%	Fixed	600,000
Simon Property Group, LP (Sr. Notes)	02/01/23		2.75%	Fixed	500,000
Simon Property Group, LP (Sr. Notes)	02/01/24		3.75%	Fixed	600,000
Simon Property Group, LP (Sr. Notes)	10/01/24		3.38%	Fixed	900,000
Simon Property Group, LP (Sr. Notes)	02/01/40		6.75%	Fixed	600,000
Simon Property Group, LP (Sr. Notes)	03/15/42		4.75%	Fixed	550,000
Simon Property Group, LP (Sr. Notes)	10/01/44		4.25%	Fixed	400,000

Total Unsecured Indebtedness					$15,493,680	(18)

2Q 2015 SUPPLEMENTAL	48

PROPERTY AND DEBT INFORMATION
As of June 30, 2015

FOOTNOTES:

(1)
Variable rate debt interest rates are based on the following base rates as of June 30, 2015: 1M LIBOR at .19%; 1M EUR LIBOR at -.06%; 1M EURIBOR at -.06%; 3M EURIBOR at -.01%; 6M EURIBOR at .05%; 1M YEN LIBOR at .06%; 6M YEN LIBOR at .14%; 1M CDOR at .99%; KLIBOR at 3.39% and 91 Day Korean CD rate at 1.65%.
(2)
Unencumbered asset.
(3)
This property is managed by a third party.
(4)
The Operating Partnership's direct and indirect interests in some joint venture properties are subject to preferences on distributions and/or capital allocation in favor of other partners or the Operating Partnership.
(5)
Amounts shown in USD equivalent; GBP equivalent is 40.0 million.
(6)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.
(7)
The Operating Partnership receives substantially all the economic benefit of the property due to a preference or advance.
(8)
Includes applicable extensions available at our option.
(9)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.
(10)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.
(11)
Through an interest rate swap agreement, interest is essentially fixed at the all-in-rate presented.
(12)
Amount shown in USD equivalent; Euro equivalent is 172.0 million.
(13)
Loan refinanced after June 30, 2015.
(14)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.
(15)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.
(16)
These ten properties (which includes Florida Keys Outlet Center, Huntley Outlet Center and Naples Outlet Center) are secured by cross-collateralized and cross-defaulted mortgages.
(17)
These two properties are secured by cross-collateralized and cross-defaulted mortgages.
(18)
Also represents our share of Total Unsecured Indebtedness.
(19)
Amounts shown in USD equivalent; balance includes borrowings on multi-currency tranche of Yen 22.3 billion.
(20)
Amounts shown in USD equivalent; Euro equivalent is 394.5 million.
(21)
Consists of five encumbered properties with interest rates ranging from 3.09% to 5.62% and maturities between 2016 and 2020.
(22)
Amount shown in USD equivalent; Euro equivalent is 750.0 million.
(23)
Includes five properties with interest rates ranging from 4.50% to 7.32% and maturities between 2015 and 2023.
(24)
Includes office space of 1,889,925 square feet including the following centers with more than 20,000 square feet of office space:

Circle Centre - 129,944 sq. ft.	Greendale Mall - 119,860 sq. ft.
Copley Place - 880,149 sq. ft.	Menlo Park Mall - 49,481 sq. ft.
Domain, The - 156,240 sq. ft.	Oxford Valley Mall - 112,254 sq. ft.
Fashion Centre at Pentagon City - 169,089 sq. ft.	Plaza Carolina - 27,398 sq. ft.
Firewheel Town Center - 75,303 sq. ft.	Southdale Center - 20,393 sq. ft.
(25)
Amounts shown in USD equivalent; Yen equivalent is 32.7 billion.
(26)
Amounts shown in USD equivalent; Won equivalent is 301.9 billion.
(27)
Amounts shown in USD equivalent; Ringgit equivalent is 85.5 million.
(28)
Does not include Klépierre.
(29)
Amount shown in USD equivalent; CAD equivalent is 278.7 million.
(30)
Consists of eight loans with interest rates ranging from 1.69% to 6.53% and maturities between 2016 and 2021.
(31)
Our share of total indebtedness includes a pro rata share of the mortgage debt on joint venture properties, including TMLP. To the extent total indebtedness is secured by a property, it is non-recourse to us, with the exception of approximately $319.9 million of payment guarantees provided by the Operating Partnership (of which $96.7 million is recoverable from our venture partner under the partnership agreement).
(32)
Amounts shown in USD equivalent; Balance includes borrowings on multi-currency tranche of Euro 914.0 million.

2Q 2015 SUPPLEMENTAL	49